                                                                    EXHIBIT 10.1

================================================================================


                                 $350,000,000

                             AMENDED AND RESTATED
                               CREDIT AGREEMENT


                                     AMONG


                              CEX HOLDINGS, INC.
                                 as Borrower,

                           CORPORATE EXPRESS, INC.,
                                as a Guarantor,

                           THE LENDERS NAMED HEREIN,

                      THE FIRST NATIONAL BANK OF CHICAGO,
                     as Administrative/Syndication Agent,

                           BANK OF AMERICA ILLINOIS,
                            as Documentation Agent,

                                      and

                             BANK OF NOVA SCOTIA,
                                  as Co-Agent



                                  DATED AS OF


                               November 26, 1996


================================================================================

DOCUMENT NUMBER:  0143136.01

                               TABLE OF CONTENTS
                               -----------------

ARTICLE I
     DEFINITIONS.................................................................................. 1
     -----------
ARTICLE II
     THE FACILITY.................................................................................20

     2.1.   The Facility..........................................................................20
            ------------
            2.1.1.   Description of Facility......................................................20
                     ----------------------
            2.1.2.   Facility Amount..............................................................20
                     ---------------
            2.1.3.   Availability of Facility.....................................................20
                     ------------------------
            2.1.4.   Effect of Restatement........................................................20
                     ---------------------
     2.2.   Ratable Advances......................................................................21
            ----------------
            2.2.1.   Ratable Advances.............................................................21
                     ----------------
            2.2.2    Ratable Advance Rate Options.................................................21
                     ----------------------------
            2.2.3.   Method of Selecting Types and Interest Periods for Ratable Advances..........21
                     -------------------------------------------------------------------
            2.2.4.   Conversion and Continuation of Outstanding Ratable Advances..................22
                     -----------------------------------------------------------
     2.3.   Competitive Bid Advances..............................................................23
            ------------------------
            2.3.1.   Competitive Bid Option.......................................................23
                     ----------------------
            2.3.2.   Competitive Bid Quote Request................................................23
                     -----------------------------
            2.3.3.   Invitation for Competitive Bid Quotes........................................24
                     -------------------------------------
            2.3.4.   Submission and Contents of Competitive Bid Quotes............................24
                     -------------------------------------------------
            2.3.5.   Notice to Borrower...........................................................25
                     ------------------
            2.3.6.   Acceptance and Notice by Borrower............................................26
                     ---------------------------------
            2.3.7.   Allocation by Agent..........................................................26
                     -------------------
     2.4.   Swing Line Advances...................................................................26
            -------------------
     2.5.   Availability of Funds.................................................................28
            ---------------------
     2.6.   Commitment Fee; Reductions in Aggregate Commitment....................................29
            --------------------------------------------------
     2.7.   Minimum Amount of Each Advance........................................................29
            ------------------------------
     2.8.   Optional Principal Payments...........................................................29
            ---------------------------
     2.9.   Mandatory Prepayments.................................................................30
            ---------------------
     2.10.  Changes in Interest Rate, etc.........................................................30
            -----------------------------
     2.11.  Rates Applicable After Default........................................................30
            ------------------------------
     2.12.  Method of Payment.....................................................................30
            -----------------
     2.13.  Notes; Telephonic Notices.............................................................32
            -------------------------
     2.14.  Interest Payment Dates; Interest and Fee Basis........................................32
            ----------------------------------------------
     2.15.  Notification of Advances, Interest Rates, Prepayments, Commitment
            -----------------------------------------------------------------
            Reductions and Issuance Requests......................................................32
            --------------------------------
     2.16.  Lending Installations.................................................................33
            ---------------------
     2.17.  Non-Receipt of Funds by the Agent.....................................................33
            ---------------------------------
     2.18.  Taxes.................................................................................33
            -----
     2.19.  Agent's Fees..........................................................................35
            ------------
     2.20.  Facility Letters of Credit............................................................35
            --------------------------
            2.20.1.   Issuance of Facility Letters of Credit......................................35
                      --------------------------------------
            2.20.2    Participating Interests.....................................................36
                      -----------------------

                2.20.3   Facility Letter of Credit Reimbursement Obligations.............    36
                         ---------------------------------------------------
                2.20.4   Procedure for Issuance..........................................    38
                         ----------------------
                2.20.5   Nature of the Lenders' Obligations..............................    39
                         ----------------------------------
                2.20.6   Facility Letter of Credit Fees..................................    39
                         ------------------------------
        2.21.   Determination, Denomination and Redenomination of Alternative............    39
                -------------------------------------------------------------

ARTICLE III
        CHANGE IN CIRCUMSTANCES..........................................................    40
        -----------------------
        3.1.    Yield Protection.........................................................    40
                ----------------
        3.2.    Changes in Capital Adequacy Regulations..................................    41
                ---------------------------------------
        3.3.    Availability of Types of Advances........................................    41
                ---------------------------------
        3.4.    Funding Indemnification..................................................    42
                -----------------------
        3.5.    Lender Statements; Survival of Indemnity.................................    42
                ----------------------------------------

ARTICLE IV
        CONDITIONS PRECEDENT.............................................................    42
        --------------------
        4.1.    Initial Loans and Facility Letters of Credit.............................    42
                --------------------------------------------
        4.2.    Each Future Advance and Facility Letter of Credit........................    44
                -------------------------------------------------

ARTICLE V
        REPRESENTATIONS AND WARRANTIES...................................................    45
        ------------------------------
        5.1.    Corporate Existence and Standing.........................................    45
                --------------------------------
        5.2.    Authorization and Validity...............................................    45
                --------------------------
        5.3.    Compliance with Laws and Contracts.......................................    45
                ----------------------------------
        5.4.    Governmental Consents....................................................    46
                ---------------------
        5.5.    Financial Statements.....................................................    46
                --------------------
        5.6.    Material Adverse Change..................................................    46
                -----------------------
        5.7.    Taxes....................................................................    46
                -----
        5.8.    Litigation and Contingent Obligations....................................    46
                -------------------------------------
        5.9.    Subsidiaries.............................................................    47
                ------------
        5.10.   ERISA....................................................................    47
                -----
        5.11.   Defaults.................................................................    47
                --------
        5.12.   Federal Reserve Regulations..............................................    47
                ---------------------------
        5.13.   Investment Company; Public Utility Holding Company Act...................    48
                ------------------------------------------------------
        5.14.   Ownership of Properties..................................................    48
                -----------------------
        5.15.   Material Agreements......................................................    48
                -------------------
        5.16.   Environmental Laws.......................................................    48
                ------------------
        5.17.   Insurance................................................................    49
                ---------
        5.18.   Subordinated Indebtedness................................................    49
                -------------------------
        5.19.   Disclosure...............................................................    50
                ----------
ARTICLE VI
        COVENANTS........................................................................    50
        ---------

        6.1.    Financial Reporting.............................................    50
                -------------------
        6.2.    Use of Proceeds.................................................    51
                ---------------
        6.3.    Notice of Default...............................................    52
                -----------------
        6.4.    Conduct of Business.............................................    52
                -------------------
        6.5.    Taxes...........................................................    52
                -----
        6.6.    Insurance.......................................................    52
                ---------
        6.7.    Compliance with Laws............................................    52
                --------------------
        6.8.    Maintenance of Properties.......................................    53
                -------------------------
        6.9.    Inspection......................................................    53
                ----------
        6.10.   Capital Stock and Dividends.....................................    53
                ---------------------------
        6.11.   Indebtedness....................................................    53
                ------------
        6.12.   Merger..........................................................    54
                ------
        6.13.   Sale of Assets..................................................    54
                --------------
        6.14.   Sale of Accounts................................................    55
                ----------------
        6.15.   Material Foreign Subsidiaries...................................    55
                -----------------------------
        6.16.   Investments and Purchases.......................................    55
                -------------------------
        6.17.   Liens...........................................................    56
                -----
        6.18.   Affiliates......................................................    57
                ----------
        6.19.   Environmental Matters...........................................    57
                ---------------------
        6.20.   Change in Corporate Structure; Fiscal Year......................    58
                ------------------------------------------
        6.21.   Inconsistent Agreements.........................................    58
                -----------------------
        6.22.   Financial Covenants.............................................    58
                -------------------
                6.22.1. Maximum Debt to EBITDA Ratio............................    58
                        ----------------------------
                6.22.2. Minimum Net Worth.......................................    58
                        -----------------
                6.22.3. Minimum Fixed Charge Coverage Ratio.....................    59
                        -----------------------------------
        6.23.   Subordinated and Other Indebtedness.............................    59
                -----------------------------------
        6.24.   ERISA Compliance................................................    59
                ----------------
        6.25.   Additional Pledge Agreements....................................    60
                ----------------------------
        6.26.   Additional Guarantors...........................................    60
                ---------------------

ARTICLE VII
        DEFAULTS................................................................    60
        --------

ARTICLE VIII
        ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES..........................    63
        ----------------------------------------------
        8.1.    Acceleration....................................................    63
                ------------
        8.2.    Amendments......................................................    63
                ----------
        8.3.    Preservation of Rights..........................................    64
                ----------------------

ARTICLE IX
        GENERAL PROVISIONS......................................................    64
        ------------------
        9.1.    Survival of Representations.....................................    64
                ---------------------------
        9.2.    Governmental Regulation.........................................    64
                -----------------------

        9.3.    Taxes..........................................................     64
                -----
        9.4.    Headings.......................................................     64
                --------
        9.5.    Entire Agreement...............................................     65
                ----------------
        9.6.    Several Obligations; Benefits of this Agreement................     65
                -----------------------------------------------
        9.7.    Expenses; Indemnification......................................     65
                -------------------------
        9.8.    Numbers of Documents...........................................     65
                --------------------
        9.9.    Accounting.....................................................     65
                ----------
        9.10.   Severability of Provisions.....................................     65
                --------------------------
        9.11.   Nonliability of Lenders........................................     66
                -----------------------
        9.12.   CHOICE OF LAW..................................................     66
                -------------
        9.13.   CONSENT TO JURISDICTION........................................     66
                -----------------------
        9.14.   WAIVER OF JURY TRIAL...........................................     67
                --------------------
        9.15.   Disclosure.....................................................     67
                ----------
        9.16.   Counterparts...................................................     67
                ------------
        9.17.   Certain Schedules..............................................     67
                -----------------

ARTICLE X
        THE AGENT..............................................................     67
        ---------
        10.1.   Appointment....................................................     67
                -----------
        10.2.   Powers.........................................................     67
                ------
        10.3.   General Immunity...............................................     68
                ----------------
        10.4.   No Responsibility for Loans, Recitals, etc.....................     68
                ------------------------------------------
        10.5.   Action on Instructions of Lenders..............................     68
                ---------------------------------
        10.6.   Employment of Agents and Counsel...............................     68
                --------------------------------
        10.7.   Reliance on Documents; Counsel.................................     68
                ------------------------------
        10.8.   Agent's Reimbursement and Indemnification......................     68
                -----------------------------------------
        10.9.   Notice of Default..............................................     69
                -----------------
        10.10.  Rights as a Lender.............................................     69
                ------------------
        10.11.  Lender Credit Decision.........................................     69
                ----------------------
        10.12.  Successor Agent................................................     69
                ---------------
        10.13.  Documentation Agent; Co-Agent..................................     70
                -----------------------------

ARTICLE XI
        SETOFF; RATABLE PAYMENTS...............................................     70
        ------------------------
        11.1.   Setoff.........................................................     70
                ------
        11.2.   Ratable Payments...............................................     70
                ----------------

ARTICLE XII
        BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS......................     71
        -------------------------------------------------
        12.1.   Successors and Assigns.........................................     71
                ----------------------
        12.2.   Participations.................................................     71
                --------------
                12.2.1.  Permitted Participants; Effect........................     71
                         ------------------------------
                12.2.2.  Voting Rights.........................................     71
                         -------------

                 12.2.3.  Benefit of Setoff.......................................   71
                          -----------------
        12.3.    Assignments......................................................   72
                 -----------
                 12.3.1.  Permitted Assignments...................................   72
                          ---------------------
                 12.3.2.  Effect; Effective Date..................................   72
                          ----------------------
        12.4.    Dissemination of Information.....................................   72
                 ----------------------------
        12.5.    Tax Treatment....................................................   72
                 -------------

ARTICLE XIII
        NOTICES...................................................................   73
        -------
        13.1.    Giving Notice....................................................   73
                 -------------
        13.2.    Change of Address................................................   73
                 -----------------

                                    EXHIBITS
                                    --------

Exhibit A    -  Ratable Note
Exhibit B    -  Competitive Bid Note
Exhibit C    -  Swing Line Note
Exhibit D    -  Competitive Bid Quote Request
Exhibit E    -  Invitation for Competitive Bid Quotes
Exhibit F    -  Competitive Bid Quote
Exhibit G    -  Opinion
Exhibit H    -  Compliance Certificate
Exhibit I    -  Assignment Agreement
Exhibit J    -  Pledge Agreement
Exhibit K    -  Guaranty

                                   SCHEDULES
                                   ---------

Schedule 2.1 -  Existing Facility Letters of Credit
Schedule 2.5 -  Payment Offices
Schedule 5.7 -  Taxes
Schedule 5.8 -  Material Contingent Obligations
Schedule 5.9 -  Subsidiaries
Schedule 5.10-  ERISA
Schedule 5.16-  Environmental
Schedule 6.11-  Indebtedness
Schedule 6.16-  Investments
Schedule 6.17-  Liens

                     AMENDED AND RESTATED CREDIT AGREEMENT

          This Amended and Restated Credit Agreement, dated as of November 26, 1996, is among CEX HOLDINGS, INC., a Colorado corporation, the Parent, the Lenders, and THE FIRST NATIONAL BANK OF CHICAGO, individually and as Agent.

                               R E C I T A L S:
                               - - - - - - - -

          A. The Borrower, the Agent and certain financial institutions have entered into that certain Credit Agreement dated as of February 28, 1994 (as heretofore amended, supplemented or otherwise modified, the "Existing Credit Agreement"), pursuant to which the lenders party thereto agreed to make certain financial accommodations to the Borrower, subject to certain restrictions set forth therein;

          B. The Borrower has requested that the Existing Credit Agreement be amended and restated in order to (a) extend the term thereof, (b) permit the Borrower to obtain financial accommodations from the Lenders in the aggregate principal amount of $350,000,000, the proceeds of which the Borrower will use for acquisitions and other general corporate needs of the Loan Parties and their Subsidiaries and (c) make certain other changes to the Existing Credit Agreement; and

          C. The Borrower, the Agent and the Lenders desire to amend and restate the Existing Credit Agreement to, among other things, accomplish such amendments, all on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Parent, the Lenders and the Agent hereby amend and restate the Existing Credit Agreement as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

          As used in this Agreement:

          "Absolute Rate" means, with respect to an Absolute Rate Loan made by a given Lender for the relevant Absolute Rate Interest Period, the rate of interest per annum (rounded to the nearest 1/100 of 1%) offered by such Lender and accepted by the Borrower.

          "Absolute Rate Advance" means a borrowing hereunder consisting of the aggregate amount of the several Absolute Rate Loans made by some or all of the Lenders to the Borrower at the same time and for the same Interest Period.

          "Absolute Rate Auction" means a solicitation of Competitive Bid Quotes setting forth Absolute Rates pursuant to Section 2.3.
                                         -----------

          "Absolute Rate Interest Period" means, with respect to an Absolute Rate Advance, a period of not less than 7 and not more than 180 days commencing on a Business Day selected by the

Borrower pursuant to this Agreement. If such Absolute Rate Interest Period would end on a day which is not a Business Day, such Absolute Rate Interest Period shall end on the next succeeding Business Day.

          "Absolute Rate Loan" means a Loan in Dollars which bears interest at the Absolute Rate.

          "Advance" means a borrowing hereunder consisting of the aggregate amount of the several Loans made on the same Borrowing Date by some or all of the Lenders to the Borrower (a) of the same Type (or on the same interest basis in the case of Competitive Bid Advances), (b) in the case of Eurocurrency Advances, denominated in the same Permitted Currency and (c) when applicable, for the same Interest Period, and includes a Competitive Bid Advance and a Swing Line Advance.

          "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

          "Agent" means First Chicago in its capacity as agent for the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any
            ---------
successor Agent appointed pursuant to Article X.
                                      ---------

          "Aggregate Commitment" means the aggregate of the Commitments of all the Lenders hereunder. The initial Aggregate Commitment is $350,000,000.

          "Agreement" means this Amended and Restated Credit Agreement, as it may be amended, modified or restated and in effect from time to time.

          "Agreement Accounting Principles" means generally accepted accounting principles as in effect from time to time, applied in a manner consistent with those used in preparing the Financial Statements; provided, however, that for
                                                  --------  -------
purposes of all computations required to be made with respect to compliance by the Parent with Section 6.22, such term shall mean generally accepted accounting
                ------------
principles as in effect on the date hereof, applied in a manner consistent with those used in preparing the Financial Statements.

          "Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (a) the Corporate Base Rate for such day, and (b) the sum of the Federal Funds Effective Rate for such day plus 1/2% per annum.
                                                 ----

          "Alternate Swing Line Rate" means such rate as may be agreed upon from time to time by the Borrower and the Swing Line Bank.

          "Alternative Currency" shall mean, subject to availability pursuant to

Section 3.3, (a) German deutschmarks, French francs, Canadian dollars, pounds
-----------
sterling, Swiss francs, Japanese yen,

Australian dollars and Italian lira and (b) any other currency (other than ECU's) which is freely transferable and convertible into Dollars, as available and if available, in which deposits are customarily offered to banks in the London interbank market, which the Borrower requests the Agent to include as an Alternative Currency hereunder and which is consented to in writing by each Lender; provided that the Agent shall promptly notify each Lender of each such
        --------
request for inclusion of any currency described in the immediately preceding clause (b) as an Alternative Currency and each Lender shall be deemed to have agreed to each such request if its objection thereto has not been received by the Agent within five Business Days from the date of such notification by the Agent to such Lender.

          "Applicable Commitment Fee Percentage" means, subject to the last sentence of this definition, for any period, the applicable of the following percentages in effect with respect to such period as the Debt to EBITDA Ratio shall fall within the indicated ranges:

       Debt to EBITDA Ratio                   Applicable
------------------------------------  Commitment Fee Percentage
Greater than                          -------------------------
or Equal to        But less than
------------       -------------
 2.5:1.0              -------                   .250%
 2.0:1.0              2.5:1.0                   .200%
 -------              2.0:1.0                   .175%

The Debt to EBITDA Ratio shall be calculated by the Borrower as of the end of each of its Fiscal Quarters commencing November 30, 1996 and shall be reported to the Agent pursuant to a certificate executed by the chief financial officer of the Borrower and delivered in accordance with Section 6.1(c) hereof. The
                                                 --------------
Applicable Commitment Fee Percentage shall be adjusted, if necessary, quarterly as of the fifth day after the required delivery date for the certificate provided for above; provided, that if such certificate, together with the
                    --------
financial statements to which such certificate relates, are not delivered by such fifth day, then the Applicable Commitment Fee Percentage shall be equal to
 .250% for the relevant quarter. Until adjusted as described above after November 30, 1996, the Applicable Commitment Fee Percentage shall be equal to
 .175%.

          "Applicable Eurocurrency Margin" means, subject to the penultimate sentence of this definition, for any period, the applicable of the following percentages in effect with respect to such period as the Debt to EBITDA Ratio shall fall within the indicated ranges:

       Debt to EBITDA Ratio               Applicable
------------------------------------  Eurocurrency Margin
Greater than                          -------------------
or Equal to        But less than
------------       -------------

 3.0:1.0              -------               1.25%
 2.5:1.0              3.0:1.0               .875%
 2.0:1.0              2.5:1.0               .625%
 -------              2.0:1.0               .50%

The Debt to EBITDA Ratio shall be calculated by the Borrower as of the end of each of its Fiscal Quarters commencing November 30, 1996 and shall be reported to the Agent pursuant to a certificate executed by the chief financial officer of the Borrower and delivered in accordance with Section 6.1(c) hereof. The
                                                 --------------
Applicable Eurocurrency Margin shall be adjusted, if necessary, quarterly as of the fifth day after the required delivery date for the certificate provided for above; provided, that if such certificate, together with the financial
       --------
statements to which such certificate relates, are not delivered by such fifth day, then the Applicable Eurocurrency Margin shall be equal to 1.25% for the relevant quarter. Until adjusted as described above after November 30, 1996, the Applicable Eurocurrency Margin shall be equal to .50%. The Applicable Eurocurrency Margin may change during an Interest Period.

          "Arranger" means First Chicago Capital Markets, Inc. and its successors.

          "Article" means an article of this Agreement unless another document is specifically referenced.

          "Authorized Officer" means, with respect to any Loan Party, any of the president, chief financial officer or any vice-president of such Loan Party, acting singly.

          "Bankruptcy Code" means Title 11, United States Code, sections 1 et
                                                                           --
seq., as the same may be amended from time to time, and any successor thereto or
---
replacement therefor which may be hereafter enacted.

          "Borrower" means CEX Holdings, Inc., a Colorado corporation, and its successors and assigns.

          "Borrowing Date" means a date on which an Advance is made or a Facility Letter of Credit is issued hereunder.

          "Business Day" means (a) with respect to any borrowing, payment or rate selection of Eurocurrency Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago, New York, London and, with respect to Loans denominated in an Alternative Currency, the principal financial center of the country in whose currency the Advance is to be funded, for the conduct of substantially all of their commercial lending activities and on which dealings in the relevant Permitted Currency are carried on in the London interbank market, and (b) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York for the conduct of substantially all of their commercial lending activities.

          "Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

          "Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

          "Change" is defined in Section 3.2.
                                 -----------

          "Change in Control" means (a) the acquisition by any Person, or two or more Persons acting in concert, including without limitation any acquisition effected by means of a merger or consolidation, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of (i) in the case of mutual funds the ownership interests of which are at all times held by the general investing public and the investments of which are (and prior to the Closing Date have been) at all times solely passive in nature, for each mutual fund and its Affiliates collectively, 50% or more of the outstanding shares of voting stock of the Parent and (ii) in all other cases, 20% or more of the outstanding shares of voting stock of the Parent, (b) during any period of 25 consecutive calendar months, commencing on January 5, 1996, the ceasing of those individuals (the

"Continuing Directors") who (i) were directors of the Parent on the first day of
---------------------
each such period or (ii) subsequently became directors of the Parent and whose initial election or initial nomination for election subsequent to that date was approved by a majority of the Continuing Directors then on the board of directors of the Parent, to constitute a majority of the board of directors of the Parent or (c) the failure of the Parent to own beneficially and of record, free and clear of all Liens, other encumbrances, or voting agreements, restrictions or trusts of any kind at least 100% of the outstanding shares of capital stock of the Borrower on a fully diluted basis and shares representing the right to elect a majority of the directors of the Borrower.

          "Closing Date" means the date of execution of this Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

          "Commercial Letter of Credit" means a trade or commercial Facility Letter of Credit issued by an Issuer pursuant to Section 2.20 hereof.
                                                 ------------

          "Commitment" means, for each Lender, the obligation of such Lender to make Loans (other than Competitive Bid Loans) and participate in Facility Letters of Credit not exceeding the amount set forth opposite its signature below and as set forth in any Notice of Assignment relating to any assignment which has become effective pursuant to Section 12.3.2, as such amount may be
                                       --------------
modified from time to time pursuant to the terms hereof.

          "Competitive Bid Advance" means a borrowing hereunder consisting of the aggregate amount of the several Competitive Bid Loans made by some or all of the Lenders to the Borrower at the same time and for the same Interest Period.

          "Competitive Bid Borrowing Notice" is defined in Section 2.3.6.
                                                           -------------

          "Competitive Bid Loan" means a Eurodollar Bid Rate Loan or an Absolute Rate Loan, or both, as the case may be.

          "Competitive Bid Margin" means the margin above or below the applicable Eurocurrency Base Rate offered for a Eurocurrency Bid Rate Loan, expressed as a percentage (rounded to the nearest 1/100 of 1%) to be added or subtracted from such Eurocurrency Base Rate.

          "Competitive Bid Note" means a promissory note in substantially the form of Exhibit B hereto, with appropriate insertions, duly executed and
        ---------
delivered to the Agent by the Borrower for the account of a Lender and payable to the order of such Lender, including any amendment, modification, renewal or replacement of such promissory note.

          "Competitive Bid Quote" means a Competitive Bid Quote substantially in the form of Exhibit G hereto completed and delivered by a Lender to the Agent in
            ---------
accordance with Section 2.3.4.
                -------------

          "Competitive Bid Quote Request" means a Competitive Bid Quote Request substantially in the form of Exhibit D hereto completed and delivered by the
                             ---------
Borrower to the Agent in accordance with Section 2.3.2.
                                         -------------

          "Condemnation" is defined in Section 7.8.
                                       -----------

          "Consolidated" or "consolidated", when used in connection with (a) the calculation of the Debt to EBITDA Ratio, means a calculation to be determined on a consolidated basis for the Borrower and its Subsidiaries in accordance with Agreement Accounting Principles and (b) any other calculation, means a calculation to be determined on a consolidated basis for the Parent and its Subsidiaries in accordance with Agreement Accounting Principles.

          "Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement or take-or-pay contract or application for a Letter of Credit.

          "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Parent or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

          "Conversion/Continuation Notice" is defined in Section 2.2.4.
                                                         -------------

          "Corporate Base Rate" means a rate per annum equal to the corporate base rate of interest announced by First Chicago from time to time, changing when and as said corporate base rate changes. The Corporate Base Rate is a reference rate and does not necessarily represent the lowest or best rate of interest actually charged to any customer. First Chicago may make commercial loans or other loans at rates of interest at, above or below the Corporate Base Rate.

          "Current Dollar Equivalent" shall mean at any date, (a) with respect to Advances denominated in Dollars, the principal amount outstanding as of such date and (b) with respect to Advances denominated in an Alternative Currency, the amount of Dollars into which the principal amount of such Advance outstanding as of such date may be converted at the spot rate at which Dollars are offered to the Agent in London for the Alternative Currency in which such Advance is denominated in an amount comparable to the amount of such Advance at approximately 11:00 a.m. (London time) on the second Business Day prior to such date.

          "Debt to EBITDA Ratio" means, as of any Fiscal Quarter, the ratio of
(a) the aggregate amount of all consolidated Indebtedness for money borrowed (including the Loans) of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter to (b) EBITDA for the period of four Fiscal Quarters most recently ended.

          "Default" means an event described in Article VII.
                                                -----------

          "Dollar Amount" shall mean (a) with respect to each Advance to be made, continued or converted in Dollars, the principal amount thereof and (b) with respect to each Advance to be made, continued or converted in an Alternative Currency, the amount of Dollars into which the principal amount of such Advance may be converted at the spot rate at which Dollars are offered to the Agent in London for the Alternative Currency in which such Advance is to be denominated in an amount comparable to the amount of such Advance at approximately 11:00 a.m. (London time) two (2) Business Days before such Advance is to be made, continued or converted, as the case may be.

          "Dollars" or "$" shall mean lawful money of the United States of America.

          "EBITDA" means, for any applicable computation period, the Parent's and its Subsidiaries' Net Income on a consolidated basis for such period from continuing operations plus (a) income and franchise taxes accrued during such period, plus (b) interest expenses accrued during such period, plus (c) amortization and depreciation expenses deducted in determining Net Income for such period. Such calculation shall exclude the effect on such Net Income of
(i) non-cash extraordinary or non-recurring gains or losses occurring during such period, (ii) non-recurring charges related to assimilation of Persons acquired, and the expenses of acquisitions made, pursuant to Section 6.16, (iii)
                                                             ------------
the write-off of bank fees associated with terminated credit facilities, (iv) any non-cash pre-acquisition write-offs or similar charges incurred by a Person acquired pursuant to Section 6.16 that as the result of a pooling of interest
                     ------------
are included in the Parent's consolidated financial statements for the period, and (v) any non-cash write-offs or similar charges which are recorded following an acquisition made pursuant to Section 6.16 in the Parent's consolidated
                                ------------
financial statements with respect to an acquired Person's assets to the extent such amounts were accounted for in the first twelve months following the date such acquisition was consummated. For an acquisition made pursuant to Section
                                                                       -------
6.16 that is not accounted for as a pooling of interest, if the Parent provides
----
the Agent with a certified computation of the prior four Fiscal Quarters of EBITDA relating to such acquired Person (which computation shall exclude any non-cash charges or acquisition expenses which were incurred by the acquired Person), then such calculation shall also include on a pro-forma basis in Net Income for such period the most recent four Fiscal Quarters of EBITDA relating to those operations of such acquired Person which will be continued after such acquisition (such continuing operations shall be treated as if they had been a Subsidiary of the Parent for the preceding four Fiscal Quarters).

          "EBITR" means, for any applicable computation period, the Parent's and its Subsidiaries' Net Income on a consolidated basis for such period from continuing operations plus (a) income and franchise taxes accrued during such period, plus (b) interest expenses accrued during such period, plus (c) Rentals paid during such period (excluding lease rentals on Capitalized Leases). Such calculation shall exclude the effect on such Net Income of (i) non-cash extraordinary or non-recurring gains or losses occurring during such period,
(ii) non-recurring charges related to assimilation of Persons acquired, and the expenses of acquisitions made, pursuant to Section 6.16, (iii) the write-off of
                                           ------------
bank fees associated with terminated credit facilities, (iv) any non-cash pre-acquisition write-offs or similar charges incurred by a Person acquired pursuant to Section 6.16 that as the result of a pooling of interest are included in the
   ------------
Parent's consolidated financial statements for the period, and (v) any non-cash write-offs or similar charges which are recorded following an acquisition made pursuant to Section 6.16 in the Parent's consolidated financial statements with
            ------------
respect to an acquired Person's assets to the extent such amounts were accounted for in the first twelve months following the date such acquisition was consummated. For an acquisition made pursuant to Section 6.16 that is not
                                                  ------------
accounted for as a pooling of interest, if the Parent provides the Agent with a certified computation of the prior four Fiscal Quarters of EBITR relating to such acquired Person (which computation shall exclude any non-cash charges or acquisition expenses which were incurred by the acquired Person), then such calculation shall also include on a pro-forma basis in Net Income for such period the most recent four Fiscal Quarters of EBITR relating to those operations of such acquired Person which will be continued after such acquisition (such continuing operations shall be treated as if they had been a Subsidiary of the Parent for the preceding four Fiscal Quarters).

          "Environmental Laws" is defined in Section 5.16.
                                             ------------

          "Environmental Permits" is defined in Section 5.16.
                                                ------------

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "Eurocurrency Advance" means an Advance in a Permitted Currency which bears interest at the Eurocurrency Rate, including without limitation, Eurodollar Advances.

          "Eurocurrency Base Rate" means, with respect to a Eurocurrency Advance for any specified Eurocurrency Interest Period, the rate of interest per annum determined by the Agent to be the rate at which deposits in the applicable Permitted Currency appear on Reuters page FRBD as of 11:00 a.m. (London time) two Business Days prior to the first day of such Eurocurrency Interest Period for delivery on such day, in the approximate amount of First Chicago's pro-rata share of such Eurocurrency Advance (or, in the case of a proposed Eurodollar Bid Rate Advance, in the amount of the Advance requested) and having a maturity equal to such Eurocurrency Interest Period.

          "Eurocurrency Interest Period" means, with respect to a Eurocurrency Advance, a period of one, two, three or six months (or, if available to all applicable Lenders, nine or twelve months thereafter) commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months thereafter (or, if available to all Lenders, nine or twelve months thereafter); provided, however, that if there is no such
                              --------  -------
numerically corresponding day in such next, second, third or sixth (or, if available, ninth or twelfth) succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth (or, if available, ninth or twelfth) succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day; provided, however, that if said next succeeding
                         --------  -------
Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

          "Eurocurrency Loan" means a Loan denominated in a Permitted Currency which bears interest at the Eurocurrency Rate, including without limitation, Eurodollar Loans.

          "Eurocurrency Ratable Advance" means a Ratable Advance which bears interest at a Eurocurrency Rate.

          "Eurocurrency Rate" means, with respect to a Eurocurrency Advance for the relevant Eurocurrency Interest Period, a rate per annum equal to the sum of
(a) the Eurocurrency Base Rate applicable to such Eurocurrency Advance and Eurocurrency Interest Period, plus (b) the Applicable Eurocurrency Margin. The
                              ----
Eurocurrency Rate shall be rounded to the next higher multiple of 1/16 of 1% if the rate is not such a multiple.

          "Eurodollar Advance" means a Eurocurrency Advance denominated in Dollars or a Eurodollar Bid Rate Advance, or both, as the case may be.

          "Eurodollar Auction" means a solicitation of Competitive Bid Quotes setting forth Eurodollar Bid Rates pursuant to Section 2.3.
                                               -----------

          "Eurodollar Bid Rate" means, with respect to a Eurodollar Bid Rate Loan made by a given Lender for the relevant Eurocurrency Interest Period, a rate per annum equal to the sum of (a) the Eurocurrency Base Rate and (b) the Competitive Bid Margin offered by such Lender and accepted by the Borrower.

          "Eurodollar Bid Rate Advance" means a Competitive Bid Advance which bears interest at a Eurodollar Bid Rate.

          "Eurodollar Bid Rate Loan" means a Loan in Dollars which bears interest at the Eurodollar Bid Rate.

          "Eurodollar Loan" means a Eurodollar Ratable Loan or Eurodollar Bid Rate Loan, or both, as the case may be.

          "Eurodollar Ratable Advance" means an Advance requested by the Borrower pursuant to Section 2.2.3 which bears interest at a Eurodollar Rate.
                     -------------

          "Eurodollar Ratable Loan" means a Loan requested by the Borrower pursuant to Section 2.2.3 which bears interest at a Eurodollar Rate.
            -------------

          "Eurodollar Rate" means a Eurocurrency Rate with respect to a Eurocurrency Loan denominated in Dollars.

          "Facility Letter of Credit" means a Letter of Credit issued pursuant to Section 2.20.
   ------------

          "Facility Letter of Credit Obligations" means as at the time of determination thereof, the sum of (a) the Reimbursement Obligations then outstanding and (b) the aggregate then undrawn face amount of the then outstanding Facility Letters of Credit.

          "Facility Letter of Credit Sublimit" means an aggregate amount of $50,000,000.

          "Facility Termination Date" means March 31, 2000.

          "Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10 a.m. (Chicago time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

          "Financial Statements" is defined in Section 5.5.
                                               -----------

          "First Chicago" means The First National Bank of Chicago in its individual capacity, and its successors.

          "Fiscal Quarter" means one of the four three-month accounting periods comprising a Fiscal Year.

          "Fiscal Year" means the twelve-month accounting period ending on the Saturday occurring closest to the last day of February of each year.

          "Fixed Charge Coverage Ratio" means for any applicable computation period, the ratio of (a) EBITR to (b) Fixed Charges.

          "Fixed Charges" means, with respect to the Parent and its Subsidiaries on a consolidated basis, for any applicable computation period, the sum of (a) interest expenses paid or payable on outstanding Indebtedness (including the interest portion of any Capitalized Lease Obligations) and

(b) without duplication, any Rentals paid or payable. There shall be included in the computation of Fixed Charges for any period the pro-forma effect for such period of the financial results of any Subsidiary which was acquired during such period, to the extent such financial results were included in the computation of EBITR.

          "Floating Rate" means, for any day, a rate per annum equal to the Alternate Base Rate for such day in each case changing when and as the Alternate Base Rate changes.

          "Floating Rate Advance" means a Ratable Advance in Dollars which bears interest at the Alternate Base Rate.

          "Floating Rate Loan" means a Ratable Loan in Dollars which bears interest at the Alternate Base Rate.

          "Foreign Subsidiary" means a Subsidiary of either Loan Party which is organized under the laws of a jurisdiction located outside of the United States.

          "Governmental Authority" means any government (foreign or domestic) or any state or other political subdivision thereof or any governmental body, agency, authority, department or commission (including without limitation any taxing authority or political subdivision) or any instrumentality or officer thereof (including without limitation any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation, partnership or other entity directly or indirectly owned or controlled by or subject to the control of any of the foregoing.

          "Guarantor" means the Parent, each Material Domestic Subsidiary and each other Subsidiary which becomes party to the Guaranty pursuant to the terms hereof and thereof.

          "Guaranty" means the Guaranty, substantially in the form of Exhibit K
                                                                      ---------
hereto, duly executed and delivered pursuant to this Agreement by the Parent and each Material Domestic Subsidiary (other than any Material Domestic Subsidiary acquired on or after November 1, 1996 as to which joinder in the Guaranty is deferred pursuant to the last sentence of Section 6.25), in favor of the Agent,
                                          ------------
on behalf of the Lenders, as the same may be amended, supplemented or otherwise modified from time to time (including by way of joinder agreements from time to time entered into by Material Domestic Subsidiaries pursuant to Section 6.26).
                                                                ------------
The amount guaranteed pursuant to the Guaranty by any Material Domestic Subsidiary, less than 80% of the outstanding capital common stock of which is owned directly or indirectly by the Borrower at the time such Subsidiary entered into the Guaranty, shall be limited to the aggregate dollar amount of all Loan proceeds which are directly or indirectly advanced to such Subsidiary (whether in the form of debt or equity).

          "Hazardous Materials" is defined in Section 5.16.
                                              ------------

          "Indebtedness" of a Person means such Person's (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances, or similar instruments, (e) Capitalized Lease Obligations, (f) Rate Hedging Obligations, (g) Contingent Obligations, (h) obligations for which such Person is obligated pursuant to or in respect of a Facility Letter of Credit and the face amount of any other Letter of Credit and (i) repurchase obligations or liabilities of such Person with respect to accounts or notes receivable sold by such Person. For the purpose hereof, the amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

          "Interest Period" means a Eurocurrency Interest Period or an Absolute Rate Interest Period.

          "Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), deposit account or contribution of capital by such Person to any other Person or (except as described in clause (b) of the definition of "Purchase") any investment in, or purchase or other acquisition of, the stock, partnership interests, notes, debentures or other securities of any other Person made by such Person.

          "Invitation for Competitive Bid Quotes" means an Invitation for Competitive Bid Quotes substantially in the form of Exhibit E hereto, completed
                                                    ---------
and delivered by the Agent to the Lenders in accordance with Section 2.3.3.
                                                             -------------

          "Issuance Request" is defined in Section 2.20.4.
                                           --------------

          "Issuer" means, subject to Section 2.1.4, First Chicago.
                                     -------------

          "Judgment Currency" is defined in Section 2.12(b).
                                            ---------------

          "Lenders" means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns.

          "Lending Installation" means, with respect to a Lender or the Agent, any office, branch, subsidiary or affiliate of such Lender or the Agent.

          "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

          "Letter of Credit Cash Collateral Account" is defined in Section 8.1.
                                                                   -----------
Such account and the related cash collateralization shall be subject to documentation satisfactory to the Agent.

          "Lien" means any security interest, lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

          "Loan" means, with respect to a Lender, such Lender's portion of any Advance and "Loans" means, with respect to the Lenders, the aggregate of all Advances.

          "Loan Documents" means this Agreement, the Notes, the Reimbursement Agreements, each Pledge Agreement, the Guaranty and the other documents and agreements contemplated hereby and executed by any Loan Party or any of its Subsidiaries in favor of the Agent or any Lender.

          "Loan Party" means each and either of the Borrower or the Parent.

          "Margin Stock" has the meaning assigned to that term under Regulation
U.

          "Material Adverse Effect" means a material adverse effect on (a) the business, Property, condition (financial or other), performance, results of operations, or prospects of the Parent and its Subsidiaries taken as a whole,
(b) the ability of the Parent, the Borrower or any Subsidiary of either thereof to perform its obligations under the Loan Documents, or (c) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agent or the Lenders thereunder.

          "Material Domestic Subsidiary" means a Subsidiary of either Loan Party which is organized under the laws of a jurisdiction located within the United States and which (a) has assets with a fair market value of more than $15,000,000 or (b) has been designated a Material Domestic Subsidiary by the Borrower pursuant to Section 6.26.
                     ------------

          "Material Foreign Subsidiary" means a Subsidiary of either Loan Party which is organized under the laws of a jurisdiction located outside of the United States and which (a) has assets with a fair market value of more than $15,000,000 or (b) has been designated a Material Foreign Subsidiary by the Borrower pursuant to Section 6.26.
                     ------------

          "Material Subsidiary" means and includes each Material Domestic Subsidiary and each Material Foreign Subsidiary.

          "Multiemployer Plan" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which any Loan Party or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

          "Net Income" means, for any computation period, with respect to the Parent on a consolidated basis with its Subsidiaries (other than any such Subsidiary which is restricted from declaring or paying dividends or otherwise advancing funds to its parent whether by contract or otherwise), cumulative net income earned (including, without duplication, net income received without contingency from minority interests) during such period as determined in accordance with Agreement Accounting Principles.

          "Net Worth" means at any date the consolidated common stockholders' equity of the Parent and its consolidated Subsidiaries determined in accordance with Agreement Accounting Principles, excluding the effect of (a) write-offs by the Parent or any of its Subsidiaries of intangible assets recorded in connection with and at the time of Investments and Purchases made pursuant to

Section 6.16 and (b) Investments and Purchases made pursuant to Section 6.16 by
------------                                                    ------------
the Parent or any of its Subsidiaries of a Person having negative net worth at the time of such Investment or Purchase.

          "Notes" means, collectively, the Competitive Bid Notes, the Ratable Notes and the Swing Line Note; and "Note" means any one of the Notes.

          "Notice of Assignment" is defined in Section 12.3.2.
                                               --------------

          "Obligations" means all unpaid principal of and accrued and unpaid interest on the Notes, the Facility Letter of Credit Obligations and all other liabilities (if any), whether actual or contingent, of the Borrower with respect to Facility Letters of Credit, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the Agent or any indemnified party hereunder arising under or in connection with any of the Loan Documents.

          "Parent" means Corporate Express, Inc., a Colorado corporation, and its successors and assigns.

          "Parent Notes" means the 4-1/2% Convertible Notes due July 1, 2000 issued by the Parent in the aggregate principal amount of $325,000,000.

          "Participants" is defined in Section 12.2.1.
                                       --------------

          "Payment Date" means the last day of each March, June, September and December.

          "Payment Office" shall mean, with respect to the Agent or a Lender, the payment office of the Agent or such Lender designated for the applicable Permitted Currency on Schedule 2.5 or such other payment office specified in
                      ------------
writing to the Agent, the Lenders and the Borrower.

          "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

          "Permitted Currencies" shall mean (a) Dollars with respect to Floating Rate Advances and (b) as applicable, Dollars or any Alternative Currency with respect to Eurocurrency Advances.

          "Permitted Foreign Subsidiary Indebtedness" means Indebtedness of any Person organized under the laws of a jurisdiction located outside of the United States which after the date hereof becomes a Foreign Subsidiary pursuant to an Investment or a Purchase permitted under Section 6.16, which Indebtedness (a)
                                         ------------
exists at the time of such Investment or Purchase, (b) is not incurred in contemplation of such Investment or Purchase and (c) should, in the Borrower's reasonable business judgement, remain outstanding for valid business purposes consistent with Section 6.4.
                -----------

          "Person" means any natural person, corporation, firm, joint venture, partnership, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

          "Plan" means an employee pension benefit plan, as defined in Section 3(2) of ERISA, as to which any Loan Party or any member of the Controlled Group may have any liability.

          "Pledge Agreement" means each Pledge Agreement, substantially in the form of Exhibit J hereto, duly executed and delivered pursuant to this Agreement
        ---------
by the Parent, the Borrower or one of their respective Subsidiaries in favor of the Agent, on behalf of the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

          "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

          "pro-rata" means, when used with respect to a Lender, and any described aggregate or total amount, an amount equal to such Lender's pro-rata share or portion based on its percentage of the Aggregate Commitment or if the Aggregate Commitment has been terminated, its percentage of the aggregate principal amount of outstanding Advances and Facility Letter of Credit Obligations.

          "Purchase" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which any Loan Party or any of its Subsidiaries (a) acquires any going business or all or substantially all of the assets of any firm, corporation or division or line of business thereof, whether through purchase of assets, merger or otherwise, or
(b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding partnership interests of a partnership.

          "Purchasers" is defined in Section 12.3.1.
                                     --------------

          "Ratable Advance" means a borrowing hereunder consisting of the aggregate amount of the several Ratable Loans made by the Lenders to the Borrower at the same time, of the same Type and, in the case of a Eurocurrency Advance, for the same Interest Period.

          "Ratable Borrowing Notice" is defined in Section 2.2.3.
                                                   -------------

          "Ratable Loan" means a Loan made by a Lender pursuant to Section 2.2
                                                                   -----------
hereof.

          "Ratable Note" means a promissory note in substantially the form of

Exhibit A hereto, duly executed and delivered to the Agent by the Borrower for
---------
the account of each Lender and payable to the order of a Lender in the amount of its Commitment, including any amendment, modification, renewal or replacement of such promissory note.

          "Rate Hedging Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and (b) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing.

          "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to depositary institutions.

          "Regulation G" means Regulation G of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by Persons other than banks, brokers and dealers for the purpose of purchasing or carrying margin stocks applicable to such Persons.

          "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of such Board of Governors relating to the extension of credit by securities brokers and dealers for the purpose of purchasing or carrying margin stocks applicable to such Persons.

          "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to such Persons.

          "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by the specified lenders for the purpose of purchasing or carrying margin stocks applicable to such Persons.

          "Reimbursement Agreement" means a letter of credit application and reimbursement agreement in such form as the Issuer may from time to time employ in the ordinary course of business.

          "Reimbursement Obligations" means, at any time, the aggregate (without duplication) of the Obligations of the Borrower to the Lenders, the Issuer and/or the Agent in respect of all unreimbursed payments or disbursements made by the Lenders, the Issuer and/or the Agent under or in respect of draws made under the Facility Letters of Credit.

          "Release" is defined in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. (S)9601 et seq.
                                                              -- ---

          "Rentals" of a Person means the aggregate fixed amounts payable by such Person under any lease of Property, including without limitation Capitalized Leases.

          "Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event; provided, that a failure to meet the minimum
                                 --------
funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

          "Required Lenders" means Lenders in the aggregate having at least 51% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, 51% of the sum of (a) the Current Dollar Equivalent of the aggregate unpaid principal amount of the outstanding Loans plus (b) the aggregate amount of the
                                          ----
outstanding Facility Letter of Credit Obligations.

          "Reserve Requirement" means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

          "Risk-Based Capital Guidelines" is defined in Section 3.2.
                                                        -----------

          "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

          "Single Employer Plan" means a Plan subject to Title IV of ERISA maintained by any Loan Party or any member of the Controlled Group for employees of any Loan Party or any member of the Controlled Group, other than a Multiemployer Plan.

          "Specified Currency" is defined in Section 2.12(b).
                                             ---------------

          "Specified Place" is defined in Section 2.12(b).
                                          ---------------

          "Standby Letter of Credit" means a Facility Letter of Credit which is not a Commercial Letter of Credit.

          "Subordinated Debt Documents" means the Subordinated Notes and all other agreements, instruments and other documents evidencing any Subordinated Indebtedness, including without limitation, the indenture governing the Subordinated Notes.

          "Subordinated Indebtedness" of a Person means any Indebtedness of such Person the payment of which is subordinated to payment of the Obligations. Subordinated Indebtedness shall include, without limitation, the Indebtedness of the Borrower in respect of the Subordinated Notes.

          "Subordinated Notes" means those certain 9-1/8% Senior Subordinated Notes due March, 2004 issued by the Parent in the original aggregate principal amount of $100,000,000 (of which $90,000,000 remains outstanding as of the Closing Date), as assumed by the Borrower pursuant to that certain Supplemental Indenture dated as of June 18, 1996 by and among the Parent, the Borrower and First Trust National Association, as Trustee.

          "Subsidiary" of a Person means (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (b) any partnership, association, limited liability company, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

          "Substantial Portion" means, with respect to the Property of any Loan Party and its Subsidiaries, Property which (a) represents more than 10% of the consolidated assets of such Loan Party and its Subsidiaries, as would be shown in the consolidated financial statements of such Loan Party and its Subsidiaries as at the end of the Fiscal Quarter next preceding the date on which such determination is made, or (b) is responsible for more than 10% of the consolidated net sales or of the Net Income of such Loan Party and its Subsidiaries for the 12-month period ending as of the end of the Fiscal Quarter next preceding the date of determination.

          "Swing Line Advance" means a borrowing hereunder consisting of the aggregate amount of the several Swing Line Loans made by the Swing Line Bank to the Borrower on the same Borrowing Date.

          "Swing Line Bank" means First Chicago and its respective successors and assigns.

          "Swing Line Commitment" means the obligation of the Swing Line Bank to make Swing Line Loans hereunder in an aggregate amount at any one time outstanding not to exceed $10,000,000, as the same may be terminated or permanently reduced from time to time hereunder. The Swing Line Commitment will automatically and permanently terminate on the Facility Termination Date.

          "Swing Line Loan" means a Loan made in Dollars by the Swing Line Bank pursuant to Section 2.4.
            -----------

          "Swing Line Note" means a promissory note substantially in the form of

Exhibit C hereto, duly executed and delivered to the Agent by the Borrower and
---------
payable to the order of the Swing Line Bank in the amount of its Swing Line Commitment, including any amendment, modification, renewal or replacement of such promissory note.

          "Termination Event" means, with respect to a Plan which is subject to Title IV of ERISA, (a) a Reportable Event, (b) the withdrawal of any Loan Party or any other member of the Controlled Group from such Plan during a plan year in which any Loan Party or any other member of the Controlled Group was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed such under Section 4068(f) of ERISA, (c) the termination of such Plan, the filing of a notice of intent to terminate such Plan or the treatment of an amendment of such Plan as a termination under Section 4041 of ERISA, (d) the institution by the PBGC of proceedings to terminate such Plan or (e) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or appointment of a trustee to administer, such Plan.

          "Transferee" is defined in Section 12.4.
                                     ------------

          "Type" means, with respect to any Advance, its nature as a Floating Rate Advance, Swing Line Advance, Eurocurrency Advance or Absolute Rate Advance.

          "Unfunded Liability" means the amount (if any) by which the present value of all vested and unvested accrued benefits under a Single Employer Plan exceeds the fair market value of assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using PBGC actuarial assumptions for single employer plan terminations.

          "Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

          "Unrefunded Swing Line Loans" is defined in Section 2.4(d).
                                                      --------------

          "Wholly-Owned Subsidiary" of a Person means (a) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (b) any partnership, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

          The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II
                                  THE FACILITY
                                  ------------

    2.1   The Facility.
          ------------

          2.1.1. Description of Facility.  The Lenders hereby establish
                 -----------------------
in favor of the Borrower a revolving credit facility pursuant to which, and upon the terms and subject to the conditions herein set out:

                 (a) each Lender severally agrees to make Ratable Loans in any one or more of the Permitted Currencies to the Borrower in accordance with

Section 2.2 in amounts, based on the Dollar Amount of any Advances outstanding
-----------
in Dollars and the Dollar Amount of any Advances outstanding in Alternative Currencies, not to exceed in the aggregate at any one time outstanding the amount of its Commitment less the amount of such Lender's pro-rata share of the sum of (i) the outstanding principal amount of all Competitive Bid Advances (regardless of which Lender or Lenders made such Competitive Bid Advances) exclusive of Competitive Bid Advances being repaid substantially contemporaneously with the making of any such Ratable Loans plus (ii) the
                                                            ----
outstanding principal amount of all Swing Line Advances (regardless of which Lender or Lenders made such Swing Line Advances) exclusive of Swing Line Advances being repaid substantially contemporaneously with the making of any such Ratable Loans plus (iii) the outstanding amount of Facility Letter of
                   ----
Credit Obligations at such time;

                 (b) each Lender may, in its sole discretion, make bids to make Competitive Bid Loans to the Borrower, and make such Loans, in accordance with Section 2.3; and
     -----------

                 (c) the Swing Line Bank agrees to make Swing Line Loans to the Borrower in accordance with Section 2.4.
                                 -----------

          2.1.2. Facility Amount.  In no event may the sum of (a) the
                 ---------------
Current Dollar Equivalent of the aggregate principal amount of all outstanding Advances (including the Ratable Advances, the Swing Line Advances and the Competitive Bid Advances) plus (b) the outstanding amount of Facility Letter of
                          ----
Credit Obligations at any time exceed the Aggregate Commitment other than in accordance with Section 2.9.
                -----------

          2.1.3. Availability of Facility.  Subject to the terms of
                 ------------------------
this Agreement, from and including the date hereof to, but not including the Facility Termination Date the Borrower may borrow, repay and reborrow Advances hereunder. All outstanding Advances and all other unpaid Obligations shall be due and payable in full by the Borrower on the Facility Termination Date.

          2.1.4. Effect of Restatement.  Upon the effectiveness of this
                 ---------------------
Agreement pursuant to Section 4.1, notwithstanding any contrary provision
                      -----------
contained in this Agreement or any other Loan Document (a) each Letter of Credit which is then outstanding under the Existing Credit Agreement and identified on

Schedule 2.1 hereto (each, an "Existing Letter of Credit") shall be deemed a
------------

Facility Letter of Credit issued and outstanding under this Agreement in accordance with Section 2.20, (b) for purposes of this Agreement and the other
                ------------
Loan Documents, Bank of America Illinois, in its individual capacity, shall be deemed to be the Issuer solely with respect to each Existing Letter of Credit and (c) each Lender shall be deemed to have irrevocably and unconditionally purchased and received from such Issuer, without recourse, representation or warranty, an undivided participation interest equal to its pro-rata share of the face amount of each Existing Letter of Credit and each draw paid by such Issuer thereunder. As soon as practicable and in any event within 30 days after the Closing Date the Borrower shall cause each Existing Letter of Credit to be terminated with the consent of the beneficiary thereof.

          2.2.   Ratable Advances.
                 ----------------

          2.2.1. Ratable Advances.  Each Ratable Advance hereunder
                 ----------------
shall consist of borrowings made from the several Lenders ratably in proportion to the amounts of their respective Commitments. The Borrower's obligation to pay the principal of, and interest on, the Ratable Advances shall be evidenced by the Ratable Notes. Although the Ratable Notes shall be dated the date of the initial Advance, interest in respect thereof shall be payable only for the periods during which the Loans evidenced thereby are outstanding and, although the stated amount of each Ratable Note shall be equal to the applicable Lender's Commitment, each Ratable Note shall be enforceable, with respect to the Borrower's obligation to pay the principal amount thereof, to the extent of the unpaid principal amount of the Ratable Loans at the time evidenced thereby.

          2.2.2  Ratable Advance Rate Options.  The Ratable Advances
                 ----------------------------
may be Floating Rate Advances or Eurocurrency Ratable Advances, or a combination thereof, selected by the Borrower in accordance with Section 2.2.3 or 2.2.4. No
                                                     -------------    -----
Ratable Advance may mature after, or have a Eurocurrency Interest Period which extends beyond, the Facility Termination Date.

          2.2.3. Method of Selecting Types and Interest Periods for
                 --------------------------------------------------
Ratable Advances.  The Borrower shall select the Type of each Ratable Advance
----------------
and, in the case of each Eurocurrency Ratable Advance, the Eurocurrency Interest Period applicable to such Ratable Advance from time to time. The Borrower shall give the Agent irrevocable notice (a "Ratable Borrowing Notice") not later than noon (Chicago time) on the Borrowing Date of each Floating Rate Advance and four Business Days before the Borrowing Date for each Eurocurrency Ratable Advance. Notwithstanding the foregoing, a Ratable Borrowing Notice for a Eurocurrency Ratable Advance may be given not later than 30 minutes after the time the Borrower is required to reject one or more bids offered in connection with a Eurodollar Auction pursuant to Section 2.3.6. A Ratable Borrowing Notice shall
                               -------------
specify:

                 (a) the Borrowing Date, which shall be a Business Day, of such Ratable Advance;

                 (b) the aggregate amount of such Ratable Advance, which, when added to the Current Dollar Equivalent of all outstanding Ratable Advances, Swing Line Advances and Competitive Bid Advances and the outstanding amount of all Facility Letter of Credit Obligations and after giving effect to the repayment of any such outstanding Advances out of the proceeds of the requested Ratable Advance, shall not exceed the Aggregate Commitment;

                         (c) the Type of Advance and the Permitted Currency selected; and

                         (d) in the case of each Eurocurrency Ratable Advance, the Eurocurrency Interest Period applicable thereto (which may not end after the Facility Termination Date).

; provided, however, that in no event shall the Borrower request a Eurocurrency
  --------
Advance denominated in an Alternative Currency if after giving effect thereto the Current Dollar Equivalent (determined as of the date of such request) of all Eurocurrency Advances denominated in (i) such Alternative Currency would exceed $100,000,000 and (ii) Alternative Currencies would exceed $200,000,000.

               2.2.4.    Conversion and Continuation of Outstanding Ratable
                         --------------------------------------------------
Advances .
---------

               (a) Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are repaid or converted into Eurocurrency Advances. Each Eurodollar Ratable Advance shall continue as a Eurodollar Ratable Advance until the end of the then applicable Interest Period therefor, at which time such Eurodollar Ratable Advance shall be automatically converted into a Floating Rate Advance unless repaid or unless the Borrower shall have given the Agent a notice (a "Conversion/Continuation Notice"), which
                                        ------------------------------
shall be irrevocable, requesting that, at the end of such Interest Period, such Eurodollar Ratable Advance either continue as a Eurodollar Ratable Advance for the same or another Interest Period or be converted into a Floating Rate Advance. Subject to the terms of Section 2.7, the Borrower may elect from time
                                  -----------
to time to convert all or any part of a Ratable Advance in Dollars of any Type into any other Type or Types of Ratable Advances in Dollars; provided that any
                                                             --------
conversion of any Eurocurrency Advance shall be made on, and only on, the last day of the Interest Period applicable thereto.

                 (b) Each Eurocurrency Advance in an Alternative Currency shall continue as such until the end of the then applicable Eurocurrency Interest Period therefor, at which time such Eurocurrency Advance shall, unless repaid, automatically be deemed to be continued as a Eurocurrency Advance in the same amount and the same Alternative Currency with an Interest Period of one month (commencing on the last day of the expiring Interest Period) unless the Borrower shall have given the Agent a Conversion/Continuation Notice requesting that, at the end of such Interest Period, such Eurocurrency Advance continue as a Eurocurrency Advance in the same Alternative Currency for the same or another Interest Period, in which case such Eurocurrency Advance shall continue as a Eurocurrency Advance in the same Alternative Currency for the Interest Period selected by the Borrower.

                 (c) The Borrower shall give the Agent a Conversion/Continuation Notice, which shall be irrevocable, with respect to each conversion of a Ratable Advance or continuation of a Eurocurrency Advance (as permitted by paragraphs (a) and (b) above) not later than noon (Chicago time) on the date of such conversion, in the case of a conversion into a Floating Rate Advance, or at least four (4) Business Days prior to the date of the requested conversion or continuation, in the case of a conversion into or continuation of a Eurocurrency Advance, specifying:

          (i) the requested date which shall be a Business Day, of such conversion or continuation;

          (ii) the aggregate amount, Permitted Currency and Type of the Ratable Advance which is to be converted or continued; and

          (iii) the amount and Type(s) of Ratable Advance(s) into which such Ratable Advance is to be converted or continued and, in the case of a conversion into or continuation of a Eurocurrency Advance, the duration of the Interest Period applicable thereto.

Notwithstanding the provisions of paragraphs (a) and (b) above, no Ratable Advance which is a Eurocurrency Advance shall be continued as or converted into a Eurocurrency Advance for a new Interest Period if the Current Dollar Equivalent (determined as of the date of any proposed conversion or continuation thereof) of the aggregate principal amount of Ratable Advances, Competitive Bid Advances, Swing Line Advances and Facility Letter of Credit Obligations to be outstanding after giving effect to such continuation or conversion would exceed the Aggregate Commitment.

     2.3. Competitive Bid Advances.
          ------------------------

          2.3.1. Competitive Bid Option.  In addition to Ratable
                 ----------------------
Advances pursuant to Section 2.2, but subject to the terms and conditions of
                     -----------
this Agreement (including, without limitation, the limitation set forth in

Section 2.1.2 as to the maximum aggregate principal amount of all outstanding
-------------
Advances and Facility Letter of Credit Obligations hereunder), prior to the Facility Termination Date the Borrower may, as set forth in this Section 2.3,
                                                                 -----------
request the Lenders to make offers to make Competitive Bid Advances to the Borrower. Each Lender may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.3. The Borrower's obligation to pay the
                             -----------
principal of, and interest on, the Competitive Bid Advances shall be evidenced by the Competitive Bid Notes. Although the Competitive Bid Notes shall be dated the date of the initial Advance, interest in respect thereof shall be payable only for the periods during which the Loans evidenced thereby are outstanding.

          2.3.2. Competitive Bid Quote Request.  When the Borrower
                 -----------------------------
wishes to request offers to make Competitive Bid Loans under this Section 2.3,
                                                                  -----------
it shall transmit to the Agent by telecopy a Competitive Bid Quote Request substantially in the form of Exhibit D hereto so as to be received no later than
                             ---------
(a) 10:00 a.m. (Chicago time) at least four Business Days prior to the Borrowing Date proposed therein, in the case of a Eurodollar Auction or (b) 10:00 a.m. (Chicago time) at least one Business Day prior to the Borrowing Date proposed therein, in the case of an Absolute Rate Auction specifying:

                 (a) the proposed Borrowing Date, which shall be a Business Day, for the proposed Competitive Bid Advance;

                 (b) the aggregate principal amount of such Competitive Bid Advance;

                 (c) whether the Competitive Bid Quotes requested are to set forth a Eurodollar Bid Rate, an Absolute Rate, or both; and

                 (d) the Interest Period applicable thereto (which may not end after the Facility Termination Date).

The Borrower may request offers to make Competitive Bid Loans for more than one Interest Period in a single Competitive Bid Quote Request. No Competitive Bid Quote Request shall be given within 5 Business Days (or such other number of days as the Borrower and the Agent may agree) of any other Competitive Bid Quote Request. A Competitive Bid Quote Request that does not conform substantially to the format of Exhibit D hereto shall be rejected, and the Agent shall promptly
              ---------
notify the Borrower of such rejection by telecopy.

          2.3.3. Invitation for Competitive Bid Quotes.  Promptly and
                 -------------------------------------
in any event before the close of business on the same Business Day of receipt of a Competitive Bid Quote Request that is not rejected pursuant to Section 2.3.2,
                                                                 -------------
the Agent shall send to each of the Lenders by telex or telecopy an Invitation for Competitive Bid Quotes substantially in the form of Exhibit E hereto, which
                                                        ---------
shall constitute an invitation by the Borrower to each Lender to submit Competitive Bid Quotes offering to make the Competitive Bid Loans to which such Competitive Bid Quote Request relates in accordance with this Section 2.3.
                                                              -----------

          2.3.4. Submission and Contents of Competitive Bid Quotes.
                 -------------------------------------------------

                 (a) Each Lender may, in its sole discretion, submit a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Invitation for Competitive Bid Quotes. Each Competitive Bid Quote must comply with the requirements of this Section
                                                                        -------
        2.3.4 and must be submitted to the Agent by telex or telecopy at its
        -----
        offices specified in or pursuant to Article XIII not later than (i) 9:00 a.m. (Chicago time) at least three Business Days prior to the proposed Borrowing Date, in the case of a Eurodollar Auction or (ii) 9:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of an Absolute Rate Auction (or, in either case upon reasonable prior notice to the Lenders, such other time and date as the Borrower and the Agent may agree); provided that Competitive Bid Quotes submitted by
                    --------
        First Chicago may only be submitted if the Agent or First Chicago notifies the Borrower of the terms of the offer or offers contained therein not later than 15 minutes prior to the latest time at which the relevant Competitive Bid Quotes must be submitted by the other Lenders. Subject to Articles IV and VIII, any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower.

                 (b) Each Competitive Bid Quote shall be in substantially the form of Exhibit F hereto and shall in any case specify:
        ---------

                (i) the proposed Borrowing Date, which shall be the same as that set forth in the applicable Invitation for Competitive Bid Quotes;

                (ii) the principal amount of the Competitive Bid Loan for which each such offer is being made, which principal amount (a) may be greater than, less than or equal to the Commitment of the quoting Lender, (b) must be at least $5,000,000 and an integral multiple of $1,000,000, and (c) may not exceed the principal amount of Competitive Bid Loans for which offers were requested;

                (iii) in the case of a Eurodollar Auction, the Competitive Bid Margin offered for each such Competitive Bid Loan;

                (iv) the minimum amount, if any, of the Competitive Bid Loan which may be accepted by the Borrower;

                (v) in the case of an Absolute Rate Auction, the Absolute Rate offered for each such Competitive Bid Loan; and

                (vi)  the identity of the quoting Lender.

           (c)  The Agent shall reject any Competitive Bid Quote that:

                (i)   is not substantially in the form of Exhibit F hereto or
                                                          ---------
        does not specify all of the information required by Section 2.3.4(b);
                                                            ----------------

                (ii) contains qualifying, conditional or similar language, other than any such language contained in Exhibit F hereto;
                                                  ---------

                (iii) proposes terms other than or in addition to those set forth in the applicable Invitation for Competitive Bid Quotes; or

                (iv)  arrives after the time set forth in Section 2.3.4(a).
                                                          ----------------

If any Competitive Bid Quote shall be rejected pursuant to this Section
                                                                -------
2.3.4(c), then the Agent shall promptly notify the relevant Lender of such
--------
rejection.

        2.3.5. Notice to Borrower.  The Agent shall promptly notify the Borrower
               ------------------
of the terms (a) of any Competitive Bid Quote submitted by a Lender that is in accordance with Section 2.3.4 and (b) of any Competitive Bid Quote that amends,
                -------------
modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Agent unless such subsequent Competitive Bid Quote specifically states that it is submitted solely to correct a manifest error in such former Competitive Bid Quote. The Agent's notice to the Borrower shall specify the aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Quote Request and the respective principal amounts and Eurodollar Bid Rates or Absolute Rates, as the case may be, so offered.

          2.3.6. Acceptance and Notice by Borrower.  Not later than (a)
                 ---------------------------------
10:00 a.m. (Chicago time) at least three Business Days prior to the proposed Borrowing Date, in the case of a Eurodollar Auction or (b) 10:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of an Absolute Rate Auction (or, in either case upon reasonable prior notice to the Lenders, such other time and date as the Borrower and the Agent may agree), the Borrower shall notify the Agent of its acceptance or rejection of the offers so notified to it pursuant to

Section 2.3.5; provided, however, that the failure by the Borrower to give such
-------------  --------  -------
notice to the Agent shall be deemed to be a rejection of all such offers. In the case of acceptance, such notice (a "Competitive Bid Borrowing Notice") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Competitive Bid Quote in whole or in part (subject to the terms of Section 2.3.4(b)(iv)); provided that:
                              --------------------   --------

                 (a) the aggregate principal amount of each Competitive Bid Advance may not exceed the applicable amount set forth in the related Competitive Bid Quote Request,

                 (b) acceptance of offers may only be made on the basis of ascending Eurodollar Bid Rates or Absolute Rates, as the case may be, and

                 (c) the Borrower may not accept any offer that is described in Section 2.3.4(c) or that otherwise fails to comply with the
             ----------------
          requirements of this Agreement.

          2.3.7. Allocation by Agent.  If offers are made by two or
                 -------------------
more Lenders with the same Eurodollar Bid Rates or Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Agent among such Lenders as nearly as possible (in such multiples, not greater than $100,000, as the Agent may deem appropriate) in proportion to the aggregate principal amount of such offers; provided, however,
                                                             --------  -------
that no Lender shall be allocated a portion of any Competitive Bid Advance which is less than the minimum amount which such Lender has indicated that it is willing to accept. Allocations by the Agent of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error. The Agent shall promptly, but in any event on the same Business Day, notify each Lender of its receipt of a Competitive Bid Borrowing Notice and the aggregate principal amount of such Competitive Bid Advance allocated to each participating Lender.

          2.4. Swing Line Advances.
               -------------------

               (a) On the terms and subject to the conditions and relying upon the representations and warranties herein set forth, the Swing Line Bank agrees at any time and from time to time from and including the date hereof to but excluding the earlier of the Facility Termination Date and the termination of the Commitments or the Swing Line Commitment, in accordance with the terms hereof, to make Swing Line Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed the lesser of (i) the amount of the Swing Line

Commitment of the Swing Line Bank at such time, (ii) the amount which, when added to the aggregate principal amount of outstanding Swing Line Loans and the Swing Line Bank's pro-rata share of outstanding Ratable Loans and Facility Letter of Credit Obligations, exceeds the amount of the Swing Line Bank's Commitment and (iii) an amount equal to (A) the Aggregate Commitment at such time minus (B) the sum of the Current Dollar Equivalent of the aggregate
          -----
principal amounts of all Ratable Loans and Competitive Bid Loans outstanding at such time plus the outstanding amount of Facility Letter of Credit Obligations
          ----
at such time. The Swing Line Loans comprising each Swing Line Advance shall be made by the Swing Line Bank, at the option of the Borrower, either (i) at the Alternate Base Rate or (ii) at the Alternate Swing Line Rate. All Swing Line Advances shall be in a minimum amount of $1,000,000 and in any integral multiple of $500,000 if in excess thereof. In no event shall any Swing Line Loan be made hereunder if (i) the Agent and the Swing Line Bank shall have received written notice from the Required Lenders prior to any such Swing Line Loan that a condition specified in Section 4.1 or 4.2 has not been satisfied and (ii) such
                       -----------    ---
condition shall not have been subsequently waived in compliance with Section
                                                                     -------
8.2.
----

          (b) The Borrower shall give the Swing Line Bank (with a copy to the Agent) telephonic, written or telecopy notice (in the case of telephonic notice, such notice shall be promptly confirmed in writing or by telecopy) not later than 3:00 p.m., Chicago time, on a day of a proposed Swing Line Advance. Such notice shall be delivered on a Business Day, shall be irrevocable and shall refer to this Agreement and shall specify the requested Borrowing Date (which shall be a Business Day) and amount of such Swing Line Advance. The Swing Line Bank shall by 4:00 p.m., Chicago time, on the requested Borrowing Date, make the requested Swing Line Loans by crediting the principal amount thereof, in immediately available funds, to the account of the Borrower maintained with the Swing Line Bank, unless such Advance shall not occur on such date because any condition precedent herein specified shall not have been met.

          (c) Notwithstanding the occurrence of any Default or noncompliance with the conditions precedent set forth in Article IV, if on any date the Swing
                                           ----------
Line Bank in its sole discretion shall so request with respect to the outstanding Swing Line Loans, the Agent shall be deemed to have received a Ratable Borrowing Notice from the Borrower pursuant to Section 2.2.3 requesting
                                                       -------------
that a Ratable Advance of Floating Rate Loans be made pursuant to Section 2.2 on
                                                                  -----------
such immediately succeeding Business Day in an amount equal to the aggregate amount of such Swing Line Loans, and the procedures set forth in Section 2.5
                                                                 -----------
shall be followed in making such Floating Rate Loans, provided that the proceeds of such Floating Rate Loans received by the Agent shall be immediately delivered to the Swing Line Bank and applied to the direct repayment of such Swing Line Loans. Effective on the day such Ratable Loans are made, the portion of the Swing Line Loans so paid shall no longer be outstanding as Swing Line Loans and shall be outstanding as Ratable Loans of the Lenders bearing interest at a rate determined by reference to the Alternate Base Rate, in accordance with the provisions of this Article II. The Borrower authorizes the Agent and the Swing
                   ----------
Line Bank to charge the Borrower's account maintained with the Swing Line Bank (up to the amount available in such account) in order to immediately pay the amount of such Swing Line Loans to the extent amounts received from the Lenders are not sufficient to repay in full such Swing Line Loans. If any portion of any such amount paid (or deemed paid) to the Swing Line Bank should be recovered by or on behalf of the Borrower from the Swing Line Bank in the event of the bankruptcy or reorganization of the Borrower or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by
Section 11.2.
------------

          (d) If, for any reason (including, without limitation, the occurrence of a Default described in Section 7.6 or 7.7), Floating Rate Loans may not be,
                          -----------    ---
or are not, made pursuant to paragraph (c) of this Section 2.4 to repay Swing
                                                   -----------
Line Loans as required by such paragraph, effective on the date such Floating Rate Loans would otherwise have been made, (i) each Lender severally, unconditionally and irrevocably agrees that it shall, without regard to the occurrence of any Default, purchase a participating interest in such Swing Line Loans ("Unrefunded Swing Line Loans") in an amount equal to the amount of
        ---------------------------
Floating Rate Loans which would otherwise have been made by such Lender pursuant to paragraph (c) of this Section 2.4 and (ii) each Unrefunded Swing Line Loan
                         -----------
previously bearing interest at the Alternate Swing Line Rate shall commence accruing interest at the Alternate Base Rate. Each Lender will immediately transfer to the Agent, in immediately available funds, the amount of its participation, and the proceeds of such participation shall be distributed by the Agent to the Swing Line Bank in such amount as will reduce the amount of the participating interest retained by the Swing Line Bank in its Swing Line Loans to the amount of the Floating Rate Loans which were to have been made by the Swing Line Bank pursuant to paragraph (c) of this Section 2.4. In the event a
                                                  -----------
Lender fails to make available to the Swing Line Bank the amount of such Lender's participation as provided in this paragraph (d), the Swing Line Bank shall be entitled to recover such amount on demand from such Lender together with interest at the customary rate set by the Swing Line Bank for correction of errors among banks for one Business Day and thereafter at the Alternate Base Rate then in effect. All payments in respect of Unrefunded Swing Line Loans and participations therein shall be made in accordance with Section 2.12.
                                                        ------------

          (e) Each Lender's obligation to make Ratable Loans pursuant to paragraph (c) of this Section 2.4 and to purchase participating interests
                      -----------
pursuant to paragraph (d) of this Section 2.4 shall be absolute and
                                  -----------
unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Lender or the Borrower may have against the Swing Line Bank, the Borrower or any other Person, as the case may be, for any reason whatsoever;
(ii) the occurrence or continuance of a Default; (iii) any adverse change in the condition (financial or otherwise) of any Loan Party or any of its Subsidiaries;
(iv) any breach of this Agreement by any Loan Party, any of its Subsidiaries or any Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     2.5. Availability of Funds.  In the case of Eurocurrency Advances
          ---------------------
(other than Eurodollar Advances), not later than 11:00 a.m. (London time) on the Borrowing Date thereof, each Lender shall make available its Eurocurrency Loan or Eurocurrency Loans, in funds immediately available in the Permitted Currency selected by the Borrower, to the Agent at its Payment Office applicable to such Permitted Currency specified in Schedule 2.5 or at any other Lending
                                ------------
Installation or Payment Office of the Agent specified in writing by the Agent to the Lenders. Not later than 2:00 p.m. (Chicago time) on each Borrowing Date for Floating Rate Advances and not later than noon (Chicago time) on each Borrowing Date for Eurodollar Advances and Competitive Bid Advances, each Lender (or in the case of a Competitive Bid Advance, each Lender making a portion of such Advance) shall make available its Loan or Loans, in funds immediately available in Chicago, in Dollars, to the Agent at its Payment Office applicable to Advances in Dollars specified in Schedule
                                 --------

2.5 or at any other Lending Installation or Payment Office of the Agent
---
specified in writing by the Agent to the Lenders. The Agent will make (or, with respect to Eurocurrency Advances other than Eurodollar Advances, will instruct the applicable Payment Office or Lending Installation of the Agent, as applicable, to make) the funds so received from the Lenders available to the Borrower in accordance with the Borrower's instructions.

     2.6. Commitment Fee; Reductions in Aggregate Commitment.
          --------------------------------------------------

          (a) The Borrower agrees to pay to the Agent for the ratable account of each Lender a commitment fee equal to the Applicable Commitment Fee Percentage times such Lender's daily unutilized (treating Facility Letters of Credit, but not Swing Line Loans or Competitive Bid Loans, as usage) portion of its Commitment (based on the Current Dollar Equivalent of the principal amount of the aggregate Loans and the amount of Facility Letter of Credit Obligations (determined, with respect to each Loan, as of the date such Loan was made or, in the case of a Loan which has been continued or converted, upon the date of continuation or conversion) and excluding from such computation any outstanding Swing Line Loans or Competitive Bid Loans) from the date hereof to and including the Facility Termination Date, payable in arrears on each Payment Date hereafter and on the Facility Termination Date.

          (b) The Borrower may permanently reduce the Aggregate
Commitment in whole, or in part ratably among the Lenders, in integral multiples of $10,000,000, upon at least three Business Days' written notice to the Agent, which notice shall specify the amount of any such reduction; provided, however,
                                                             --------  -------
that the amount of the Aggregate Commitment may not be reduced below the sum of
(i) the Current Dollar Equivalent of the aggregate principal amount of the outstanding Advances, plus (ii) the aggregate amount of the outstanding Facility
                      ----
Letter of Credit Obligations. All accrued commitment fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder.

     2.7. Minimum Amount of Each Advance.  Each Ratable Advance shall be
          ------------------------------
in the minimum amount having a Dollar Amount of not less than $3,000,000 (and in multiples of $1,000,000 if in excess thereof); provided, however, that (a) any
                                               --------  -------
Floating Rate Advance may be in the amount of the unused Aggregate Commitment and (b) in no event shall more than six (6) Eurocurrency Advances be permitted to be outstanding at any time.

     2.8. Optional Principal Payments. The Borrower may from time to time
          ---------------------------
pay, without penalty or premium, all outstanding Advances, or, in a minimum aggregate amount of $3,000,000 or any integral multiple of $1,000,000 in excess thereof, any portion of the outstanding Advances upon one Business Day's prior notice to the Agent in the case of prepayments of Floating Rate Advances and three Business Days' prior notice to the Agent in the case of prepayments of Eurocurrency Advances and Absolute Rate Advances. Any prepayment of a Eurocurrency Advance prior to the last day of the applicable Eurocurrency Interest Period or of a Competitive Bid Advance or Swing Line Advance shall be subject to the indemnity provisions of Section 3.4.
                                       -----------

     2.9. Mandatory Prepayments.  If at any time the aggregate amount of
          ---------------------
the sum of the Current Dollar Equivalent of the Loans and the amount of Facility Letter of Credit Obligations exceeds 105% of the Aggregate Commitment, the Borrower shall, upon the request of the Agent (which request shall be made within 5 Business Days after the Agent's determination of any such excess), repay immediately its then outstanding Loans in such amount as may be necessary to eliminate such excess; provided, that if an excess remains after repayment of all outstanding Loans, then the Borrower shall cash collateralize the Facility Letter of Credit Obligations by depositing into the Letter of Credit Cash Collateral Account such amount as may be necessary to eliminate such excess; and, provided further, that if such sum exceeds the Aggregate Commitment solely as a result of currency exchange fluctuations (the determination of any such excess which shall be made by the Agent as soon as practicable after the close of each calender quarter or upon the reasonable request of the Required Lenders), such repayment shall only be required upon the request of the Agent.

          2.10. Changes in Interest Rate, etc.  Each Floating Rate Advance shall
                ------------------------------
bear interest at the Floating Rate from and including the date of such Advance or the date on which such Advance was converted into a Floating Rate Advance to (but not including) the date on which such Floating Rate Advance is paid or converted to a Eurocurrency Ratable Advance. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurocurrency Advance and Absolute Rate Advance shall bear interest from and including the first day of the Interest Period applicable thereto to, but not including, the last day of such Interest Period at the interest rate determined as applicable to such Eurocurrency Advance or Absolute Rate Advance. No Interest Period may end after the Facility Termination Date.

          2.11. Rates Applicable After Default.  Notwithstanding anything to the
                ------------------------------
contrary contained in Section 2.2.3 and 2.2.4, no Advance may be made as,
                      -------------     -----
converted into or continued as a Eurodollar Ratable Advance (except with the consent of the Agent and the Required Lenders) when any Default or Unmatured Default has occurred and is continuing. During the continuance of a Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the Lenders to changes
             -----------
in interest rates), declare that each Eurocurrency Advance and Floating Rate Advance shall bear interest (for the remainder of the applicable Interest Period in the case of Eurocurrency Advances and Absolute Rate Advances) at a rate per annum equal to the rate otherwise applicable plus two percent (2%) per annum;
                                             ----
provided, however, that such increased rate shall automatically and without
--------  -------
action of any kind by the Lenders become and remain applicable until revoked by the Required Lenders in the event of a Default described in Section 7.6 or 7.7.
                                                            -----------    ---

          2.12. Method of Payment.
                -----------------

                (a) All payments of the Obligations hereunder shall be made, without setoff, deduction or counterclaim, in Dollars in immediately available funds to the Agent at the Agent's Payment Office applicable to Dollars as specified pursuant to Schedule 2.5 in respect of Advances in Dollars (or, in the
                      ------------
case of payments of principal of and interest on Advances denominated in Alternative Currencies, in the Alternative Currency borrowed, at the Agent's Payment Office applicable to Advances of each such Alternative Currency, as specified in Schedule 2.5), or at any other Lending Installation or Payment
             ------------
Office of the Agent specified in writing by the Agent, to the

Borrower by noon (Chicago time) on the date when due and, except as otherwise specified herein, shall be applied ratably by the Agent among the applicable Lenders. Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender in like funds and currency, at its Payment Office for Advances in Dollars or Alternative Currencies
as specified in Schedule 2.5 or at any other Lending Installation or Payment
                ------------
Office specified in a notice received by the Agent from such Lender. Notwithstanding the foregoing provisions of this Section, if, after the making of any Advance in any currency other than Dollars, currency control or exchange regulations are imposed in the country which issues such currency with the result that different types of such currency (the "New Currency") are introduced and the type of currency in which the Advance was made (the "Original Currency") no longer exists or the Borrower is not able to make payment to the Agent for the account of the Lenders in such Original Currency, then all payments to be made by the Borrower hereunder or under the Notes in such currency shall be made in such amount and such type of the New Currency as shall be equivalent to the amount of such payment otherwise due hereunder or under the Notes in the Original Currency, it being the intention of the parties hereto that the Borrower takes all risks of the imposition of any such currency control or exchange regulations. In addition, notwithstanding the foregoing provisions of this Section, if, after the making of any Advance in any currency other than Dollars, the Borrower is not able to make payment to the Agent for the account of the Lenders in the type of currency in which such Advance was made because of the imposition of any such currency control or exchange regulation, then such Advance shall instead be repaid when due in Dollars in a principal amount equal to the Dollar Amount (as of the date of repayment) of such Advance. The Agent is hereby authorized to charge the account of the Borrower maintained with First Chicago for each payment of principal, interest and fees payable in Dollars as it becomes due hereunder.

          (b) All payments of principal of and interest on any Advance hereunder shall be made by the Borrower in the currency borrowed (the "Specified
                                                             ---------
Currency") and payment of all other Obligations hereunder will be paid by the
--------
Borrower in Dollars in the manner and at the address (the "Specified Place")
                                                           ---------------
specified in Section 2.12(a).  Payment of the Obligations shall not be
             ---------------
discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transferred to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the "Judgment Currency"), the rate of
                                               -----------------
exchange which shall be applied shall be that at which in accordance with normal banking procedures the Agent could purchase the Judgment Currency with that amount of the Specified Currency on the Business Day next preceding that on which such judgment is rendered. The obligation of the Borrower in respect of any such sum due from it to the Agent or any Lender hereunder (an "Entitled
                                                                   --------
Person") shall, notwithstanding the rate of exchange actually applied in
------
rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder or under the Notes in the Judgment Currency, such Entitled Person may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified Currency with the amount of the Judgment Currency so adjudged to be due; and the Borrower hereby, as a separate Obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the Specified Currency, any difference between the sum originally due to such Entitled Person in the Specified Currency and the amount of the Specified Currency so purchased and transferred.

          2.13. Notes; Telephonic Notices.  Each Lender is hereby authorized to
                -------------------------
record the principal amount of each of its Loans and each repayment on the schedule attached to its Note; provided, however, that neither the failure to so
                               --------  -------
record nor any error in such recordation shall affect the Borrower's obligations under such Note. The Borrower hereby authorizes the Lenders and the Agent to extend, convert or continue Advances, effect selections of Types of Advances, submit Competitive Bid Quotes and to transfer funds based on telephonic notices made by any person or persons the Agent or any Lender in good faith believes to be acting on behalf of the Borrower. The Borrower agrees to deliver promptly to the Agent a written confirmation, if such confirmation is requested by the Agent or any Lender, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Agent and the Lenders, the records of the Agent and the Lenders shall govern absent manifest error.

          2.14. Interest Payment Dates; Interest and Fee Basis.  Interest
                ----------------------------------------------
accrued on each Floating Rate Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof and at maturity. Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Eurocurrency Ratable Advance on a day other than a Payment Date shall be payable on the Payment Date next following the date of conversion. Interest accrued on each Eurocurrency Advance or Absolute Rate Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurocurrency Advance or Absolute Rate Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurocurrency Advance or Absolute Rate Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest and commitment fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (Chicago time) at the place of payment. Except as set forth with respect to Eurocurrency Advances in the definition of Eurocurrency Interest Period, if any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

          2.15. Notification of Advances, Interest Rates, Prepayments,
                ------------------------------------------------------
Commitment Reductions and Issuance Requests.  Promptly after receipt thereof,
-------------------------------------------
the Agent will notify each Lender of the contents of each Aggregate Commitment reduction notice, Ratable Borrowing Notice, Conversion/Continuation Notice, Invitation for Competitive Quotes, Issuance Request and repayment notice received by it hereunder. The Agent will notify each Lender of the interest rate applicable to each Eurocurrency Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

          2.16. Lending Installations.  Each Lender may book its Loans at any
                ---------------------
Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each

Lender for the benefit of such Lending Installation. Each Lender may, by written or telex notice to the Agent and the Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

          2.17. Non-Receipt of Funds by the Agent.  Unless the Borrower or a
                ---------------------------------
Lender, as the case may be, notifies the Agent prior to the date on which it is scheduled to make payment to the Agent of (a) in the case of a Lender, the proceeds of a Loan, or (b) in the case of the Borrower, a payment of principal, interest or fees to the Agent for the account of the Lenders, that it does not intend to make such payment, the Agent may assume that such payment has been made. The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption.
If the Borrower has not in fact made such payment to the Agent, the Lenders shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the (i) Federal Funds Effective Rate for such day for amounts denominated in or calculated with reference to Dollars and (ii) Eurocurrency Base Rate for amounts denominated in or calculated with reference to Alternative Currencies. If any Lender has not in fact made such payment to the Agent, such Lender or the Borrower shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (a) in the case of payment by a Lender, the Federal Funds Effective Rate for such day for amounts denominated in or calculated with reference to Dollars and the Eurocurrency Base Rate for such day for amounts denominated in or calculated with reference to Alternative Currencies or (b) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

          2.18. Taxes.
                -----

                (a) Any payments made by the Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (each, a "Tax"), now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes or any other tax based upon any income imposed on the Agent or any Lender by the jurisdiction in which the Agent or such Lender is incorporated or has its principal place of business. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Agent or any Lender hereunder, the amounts so payable to the Agent or such Lender shall be increased to the extent necessary to yield to the Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in or pursuant to this Agreement; provided, however, that the
                                                    --------  -------
Borrower shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the U.S. or a state thereof if such Lender fails to comply with the requirements of paragraph (c) of this

Section 2.18.  Whenever any Non-Excluded Taxes are payable by the Borrower, as
------------
promptly as practicable thereafter the Borrower shall send to the Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure.

          (b) If (i) any Loan Party or any other Person is required by law to make any deduction or withholding on account of any Tax (other than Excluded Taxes) or other amount from any sum paid or expressed to be payable by any Loan Party to any Lender under this Agreement (other than on account of Excluded Taxes); or (ii) any party to this Agreement (or any Person on its behalf) other than any Loan Party is required by law to make any deduction or withholding from, or (other than on account of any Excluded Tax) any payment on or calculated by reference to the amount of, any such sum received or receivable by any Lender under this Agreement:

          (A) the Borrower shall notify the Agent of any such requirement or any change in any such requirement as soon as any Loan Party becomes aware of it and such Lender shall promptly notify the Borrower of any such requirement or any change of such requirement as soon as such Lender becomes aware thereof;

          (B) to the extent the Borrower or such other Loan Party is aware or is so notified by such Lender, the Borrower or such other Loan Party shall pay any such Tax or other amount before the date on which penalties attached thereto become due and payable, such payment to be made (if the liability to pay is imposed on such Loan Party) for its own account or (if that liability is imposed on any other party to this Agreement) on behalf of and in the name of that party;

          (C) the sum payable by the Borrower or such other Loan Party in respect of which the relevant deduction, withholding or payment is required shall (except, in the case of any such payment, to the extent that the amount thereof is not ascertainable when that sum is paid, provided no amount is actually withheld from such payment) be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, that party receives on the due date and retains (free from any liability in respect of any such deduction, withholding or payment) a sum equal to that which it would have received and so retained had no such deduction, withholding or payment been required or made; and

          (D)  within thirty (30) days after payment of any sum from which the Borrower or such other Loan Party is required by law to make any deduction or withholding, and within thirty (30) days after the due date of payment of any Tax or other amount which it is required by Section 2.18 to pay, it shall deliver to the Agent
                           ------------
               all such certified documents and other evidence as to the making of such deduction, withholding or payment as (a) are reasonably satisfactory to other affected parties as proof of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority and (b) are reasonably required by any such party to enable it to claim a tax credit with respect to such deduction, withholding or payment.

          (c) At least five Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America, or a state thereof, agrees that it will deliver to each of the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to each of the Borrower and the Agent two additional copies of such form (or a successor form) on or before the date that such form expires (currently, three successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

          (d)  The agreements in this Section 2.18 shall survive the termination
                                      ------------
of this Agreement and the payment of all other amounts payable hereunder.

    2.19. Agent's Fees.  The Borrower shall pay to the Agent those fees, in
          ------------
addition to the commitment fees referenced in Section 2.6(a) and the up-front
                                              --------------
fees payable to the Agent for the benefit of the Lenders, in the amounts and at the times separately agreed to between the Agent and the Borrower.

    2.20. Facility Letters of Credit.
          --------------------------

          2.20.1.  Issuance of Facility Letters of Credit.  (a) From and
                   --------------------------------------
     after the date hereof, the Issuer agrees, upon the terms and conditions set forth in this Agreement, to issue at the request and for the account of the Borrower, one or more Facility Letters of Credit; provided, however, that
                                                       --------  -------
     the Issuer shall not be under any obligation to issue, and shall not issue, any Facility Letter of Credit if (i) any order, judgment or decree of any governmental authority or other regulatory body with jurisdiction over the Issuer shall purport by its terms to enjoin or restrain such Issuer from issuing such Facility Letter of Credit, or any law or governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) from any governmental authority or other regulatory body with jurisdiction over the Issuer shall prohibit, or request that the Issuer refrain from, the issuance of Facility Letters of Credit in particular or shall impose upon the Issuer with respect to any Facility Letter of Credit any restriction or reserve or capital requirement (for which the Issuer is not otherwise compensated) or any unreimbursed loss, cost or expense which was not applicable, in effect and known to the Issuer as of the date of this Agreement and which the Issuer in good faith deems material to it; (ii) one or more of the conditions to such issuance contained in Section 4.2 is not then satisfied; or (iii) after giving
                  -----------
     effect to such issuance, the aggregate outstanding amount of the Facility Letter of Credit Obligations would exceed the Facility Letter of Credit Sublimit.

               (b) In no event shall: (i) the aggregate amount of the Facility Letter of Credit Obligations at any time exceed the Facility Letter of Credit Sublimit; (ii) the sum at any time of (A) the aggregate amount of Facility Letter of Credit Obligations and (B) the Current Dollar Equivalent of the aggregate principal balance of outstanding Advances exceed the amount of the Aggregate Commitment; or (iii) the expiration date of any Facility Letter of Credit (including, without limitation, Facility Letters of Credit issued with an automatic "evergreen" provision providing for renewal absent advance notice by the Borrower or the Issuer), or the date for payment of any draft presented thereunder and accepted by the Issuer, be later than March 25, 2000.

               2.20.2  Participating Interests.  Immediately upon the issuance
                       -----------------------
     by the Issuer of a Facility Letter of Credit in accordance with Section
                                                                     -------
     2.20.4, each Lender shall be deemed to have irrevocably and unconditionally
     ------
     purchased and received from the Issuer, without recourse, representation or warranty, an undivided participation interest equal to its pro-rata share of the face amount of such Facility Letter of Credit and each draw paid by the Issuer thereunder. Each Lender's obligation to pay its proportionate share of all draws under the Facility Letters of Credit, absent gross negligence or willful misconduct by the Issuer in honoring any such draw, shall be absolute, unconditional and irrevocable and in each case shall be made without counterclaim or set-off by such Lender.

               2.20.3  Facility Letter of Credit Reimbursement Obligations.
                       ---------------------------------------------------
     (a) The Borrower agrees to pay to the Issuer of a Facility Letter of Credit
     (i) on each date that any amount is drawn under each Facility Letter of Credit a sum (and interest on such sum as provided in clause (ii) below) equal to the amount so drawn plus all other charges and expenses with respect thereto specified in Section 2.20.6 or in the applicable
                                  --------------
     Reimbursement Agreement and (ii) interest on any and all amounts remaining unpaid under this Section 2.20.3 until payment in full at the Floating Rate
                       --------------
     plus the margin specified in Section 2.11.  The Borrower agrees to pay to
                                  ------------
     the Issuer the amount of all Reimbursement Obligations owing in respect of any Facility Letter of Credit immediately when due, under all circumstances, including, without limitation, any of the following circumstances: (w) any lack of validity or enforceability of this Agreement or any of the other Loan Documents; (x) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against a beneficiary named in a Facility Letter of Credit, any transferee of any Facility Letter of Credit (or any Person for whom any such transferee may be acting), any Lender or any other Person, whether in connection with this Agreement, any Facility Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any Facility Letter of Credit); (y) the validity, sufficiency or genuineness of any document which the Issuer has determined in good faith complies on its face with the terms of the applicable Facility Letter of Credit, even if such document should later prove to have been forged, fraudulent, invalid or insufficient in any respect or any statement therein shall have been untrue or inaccurate in any respect; or (z) the surrender or impairment of any security for the performance or observance of any of the terms hereof.

               (b) Notwithstanding any provisions to the contrary in any Reimbursement Agreement, the Borrower agrees to reimburse the Issuer for amounts which the Issuer pays under such Facility Letter of Credit no later than the time specified in this Agreement. If the Borrower does not pay any such Reimbursement Obligations when due, the Borrower shall be deemed to have immediately requested that the Lenders make a Floating Rate Advance under this Agreement in a principal amount equal to such unreimbursed Reimbursement Obligations. The Agent shall promptly notify the Lenders of such deemed request and, without the necessity of compliance with the requirements of Sections 2.8 and 4.2, each Lender shall make available to
                     ------------     ---
     the Agent its Loan in the manner prescribed for Floating Rate Advances.
     The proceeds of such Loans shall be paid over by the Agent to the Issuer for the account of the Borrower in satisfaction of such unreimbursed Reimbursement Obligations, which shall thereupon be deemed satisfied by the proceeds of, and replaced by, such Floating Rate Advance.

               (c) If the Issuer makes a payment on account of any Facility Letter of Credit and is not concurrently reimbursed therefor by the Borrower and if for any reason a Floating Rate Advance may not be made pursuant to paragraph (b) above, then as promptly as practical during normal banking hours on the date of its receipt of such notice or, if not practicable on such date, not later than noon (Chicago time) on the Business Day immediately succeeding such date of notification, each Lender shall deliver to the Agent for the account of the Issuer, in immediately available funds, the purchase price for such Lender's interest in such unreimbursed Reimbursement Obligations, which shall be an amount equal to such Lender's pro-rata share of such payment. Each Lender shall, upon demand by the Issuer, pay the Issuer interest on such Lender's pro-rata share of such draw from the date of payment by the Issuer on account of such Facility Letter of Credit until the date of delivery of such funds to the Issuer by such Lender at a rate per annum, computed for actual days elapsed based on a 360-day year, equal to the Federal Funds Effective Rate for such period; provided, that such payments shall be made by the Lenders
                      --------
     only in the event and to the extent that the Issuer is not reimbursed in full by the Borrower for interest on the amount of any draw on the Facility Letters of Credit.

               (d) At any time after the Issuer has made a payment on account of any Facility Letter of Credit and has received from any other Lender such Lender's pro-rata share of such payment, such Issuer shall, forthwith upon its receipt of any reimbursement (in whole or in part) by the Borrower for such payment, or of any other amount from the Borrower or any other Person in respect of such payment (including, without limitation, any payment of interest or penalty fees and any payment under any collateral account agreement of the

     Borrower or any Loan Document but excluding any transfer of funds from any other Lender pursuant to Section 2.20.3(b)), transfer to
                                       -----------------
     such other Lender such other Lender's ratable share of such reimbursement or other amount; provided, that interest shall accrue for the benefit of
                      --------
     such Lender from the time such Issuer has made a payment on account of any Facility Letter of Credit; provided, further, that in the event that the
                                --------  -------
     receipt by the Issuer of such reimbursement or other amount is found to have been a transfer in fraud of creditors or a preferential payment under the United States Bankruptcy Code or is otherwise required to be returned, such Lender shall promptly return to the Issuer any portion thereof previously transferred by the Issuer to such Lender, but without interest to the extent that interest is not payable by the Issuer in connection therewith.

               2.20.4  Procedure for Issuance.  Prior to the issuance of each
                       ----------------------
     Facility Letter of Credit, and as a condition of such issuance, the Borrower shall deliver to the Issuer (with a copy to the Agent) a Reimbursement Agreement signed by the Borrower, together with such other documents or items as may be required pursuant to the terms thereof, and the proposed form and content of such Facility Letter of Credit shall be reasonably satisfactory to the Issuer. Each Facility Letter of Credit shall be issued no earlier than two (2) Business Days after delivery of the foregoing documents, which delivery may be by the Borrower to the Issuer by telecopy, telex or other electronic means followed by delivery of executed originals within five (5) days thereafter. The documents so delivered shall be in compliance with the requirements set forth in Section
                                                               -------
     2.20.1(b), and shall specify therein (i) the stated amount of the Facility
     ---------
     Letter of Credit requested, (ii) the effective date of issuance of such requested Facility Letter of Credit, which shall be a Business Day, (iii) the date on which such requested Facility Letter of Credit is to expire, which shall be a Business Day prior to five Business Days prior to the Facility Termination Date, (iv) the entity for whose benefit the requested Facility Letter of Credit is to be issued, which shall be the Borrower or a Subsidiary of the Borrower, (v) whether the requested Facility Letter of Credit is a Standby Letter of Credit or Commercial Letter of Credit, and
     (vi) the aggregate amount of Facility Letter of Credit Obligations in respect of Standby Letters of Credit and Commercial Letters of Credit which are outstanding and which will be outstanding after giving effect to the requested Facility Letter of Credit issuance. The delivery of the foregoing documents and information shall constitute an "Issuance Request" for purposes of this Agreement. Subject to the terms and conditions of

     Section 2.20.1 and provided that the applicable conditions set forth in
     --------------
     Section 4.2 hereof have been satisfied, the Issuer shall, on the requested
     -----------
     date, issue a Facility Letter of Credit on behalf of the Borrower in accordance with the Issuer's usual and customary business practices. In addition, any amendment of an existing Facility Letter of Credit shall be deemed to be an issuance of a new Facility Letter of Credit and shall be subject to the requirements set forth above. The Issuer shall give the Agent prompt written notice of the issuance of any Facility Letter of Credit and, as soon as practicable after the end of each calendar month, the Agent shall give the Lenders notice of any Facility Letter of Credit issued during such month.

               2.20.5  Nature of the Lenders' Obligations.  (a)  As between
                       ----------------------------------
     the Borrower and the Lenders, the Borrower assumes all risks of the acts and omissions of, or misuse of the Facility Letters of Credit by, the respective beneficiaries of the Facility Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders shall not be responsible for (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of a Facility Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Facility Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of a Facility Letter of Credit to comply fully with conditions required to be satisfied by any Person other than the Issuer in order to draw upon such Facility Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; (v) errors in the interpretation of technical terms;
     (vi) the misapplication by the beneficiary of a Facility Letter of Credit of the proceeds of any drawing under such Facility Letter of Credit; or
     (vii) any consequences arising from causes beyond control of the Issuer.

          (b) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuer under or in connection with the Facility Letters of Credit or any related certificates, if taken or omitted in good faith, shall not put the Agent or any Lender under any resulting liability to the Borrower or relieve the Borrower of any of its obligations hereunder to the Issuer or any such Person.

          2.20.6  Facility Letter of Credit Fees. The Borrower hereby agrees to
                  ------------------------------
     pay to the Agent for the account of the Issuer or the Lenders, as applicable, letter of credit fees with respect to each Facility Letter of Credit from and including the date of issuance (or, as the case may be, increase in the face amount) thereof until the date such Facility Letter of Credit is fully drawn, cancelled or expired, (a) for the account of the Issuer, computed at such rate as may be agreed upon between the Issuer and the Borrower, on the aggregate initial face amount (or, as the case may be, on the aggregate increase in the face amount) of such Facility Letter of Credit payable on the date of issuance, and (b) for the ratable account of the Lenders, equal to (i) in the case of Commercial Letters of Credit, .25% of the aggregate initial face amount (or, as the case may be, on the aggregate increase in the face amount) of such Commercial Letter of Credit, payable upon the date of issuance thereof, and (ii) in the case of Standby Letters of Credit, the Applicable Eurodollar Margin times the aggregate amount from time to time available to be drawn on such Standby Facility Letter of Credit, calculated with respect to actual days elapsed on the basis of a 360-day year and payable quarterly in arrears on each Payment Date in each year and upon the expiration, cancellation or utilization in full of such Facility Letter of Credit. In addition to the foregoing, the Borrower agrees to pay the Issuer any other fees customarily charged by it in respect of Standby or Commercial Letters of Credit issued by it.

     2.21. Determination, Denomination and Redenomination of Alternative
           -------------------------------------------------------------
Currency Advances.  Whenever, pursuant to any provision of this Agreement:
-----------------

        (a) an Advance is initially funded, as opposed to any continuation or conversion thereof, in an Alternative Currency, the amount to be advanced hereunder will be the equivalent in such Alternative Currency of the Dollar Amount of such Advance; and

        (b) an existing Advance denominated in an Alternative Currency is to be continued, the amount of the new Advance shall be continued in the same amount of the same Alternative Currency.

                                   ARTICLE III
                            CHANGE IN CIRCUMSTANCES
                            -----------------------

  3.1.  Yield Protection.  (a) If, after the date hereof, the adoption of or
        ----------------
any change in any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, or the compliance of any Lender therewith,

        (i) subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from the Borrower (excluding taxation of the overall net income of any Lender or applicable Lending Installation imposed by the jurisdiction in which such Lender or Lending Installation is incorporated or has its principal place of business), or changes the basis of taxation of principal, interest or any other payments to any Lender or Lending Installation in respect of its Loans, its interest in the Facility Letters of Credit or other amounts due it hereunder, or

        (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Eurocurrency Advances), or

        (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining Loans or issuing or participating in Facility Letters of Credit or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with any Loans or Facility Letters of Credit, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Loans held, Facility Letters of Credit issued or participated in or interest received by it, by an amount deemed material by such Lender, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans, its interest in the Facility Letters of Credit and its Commitment.

        (b) In addition to, but without duplication of, any other amounts payable by the Borrower hereunder, each Lender may require the Borrower to pay, contemporaneously with each payment of interest on Eurocurrency Advances of the Borrower additional interest on the related Eurocurrency Loan of such Lender at the percentage calculated from time to time by such Lender to be the percentage required to fully compensate such Lender for all reserve costs, liabilities, expenses and assessments which have been incurred by such Lender (or its applicable Lending Installation) pursuant to requirements of applicable law or any applicable governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding the making, funding or maintaining of such Eurocurrency Loan (including, without limitation, any and all liquid asset maintenance requirements of the Bank of England and any reserve requirements of Regulation D). Any Lender wishing to require payment of such additional interest (i) shall so notify the Borrower and the Agent pursuant to
Section 3.5, in which case such additional interest on the Eurocurrency Loans
-----------
of such Lender shall be payable in the applicable Permitted Currency to such Lender at the place indicated in such notice with respect to each Interest Period commencing at least five (5) Business Days after the giving of such notice and (ii) shall notify the Borrower at least five (5) Business Days prior to each date on which interest is payable on such Eurocurrency Loans of the amount then due it under this Section 3.1(b); provided, however, that if
                                     --------------  --------  -------
a Lender fails to give such prior notice, then such additional interest shall be payable five (5) Business Days after such notice if given.

     3.2.  Changes in Capital Adequacy Regulations.  If a Lender determines the
           ---------------------------------------
amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Loans, its interest in the Facility Letters of Credit or its obligation to make Loans or participate in or issue Facility Letters of Credit hereunder (after taking into account such Lender's policies as to capital adequacy). "Change" means (a) any
                                                          ------
change after the date of this Agreement in the Risk-Based Capital Guidelines, or
(b) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender.

"Risk-Based Capital Guidelines" means (a) the risk-based capital guidelines in
------------------------------
effect in the United States on the date of this Agreement and (b) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices entitled "International Convergence of Capital Measurements and Capital Standards" and any amendments to such regulations adopted prior to the date of this Agreement.

     3.3.  Availability of Types of Advances.  If any Lender determines that
           ---------------------------------
maintenance of its Eurocurrency Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Required Lenders determine that (a) deposits of a type and maturity appropriate to match fund Eurocurrency Advances are not available, (b) the interest rate applicable to a Type of Advance does not accurately or fairly reflect the cost of making or maintaining such Advance or
(c) there has occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would make it impracticable for a Eurocurrency Advance to be denominated in any currency specified by the Borrower, then the Agent shall suspend the availability of the affected Type of Advance until such circumstance no longer exists and require any Eurocurrency Advances of the affected Type to be repaid.

     3.4.  Funding Indemnification.  If any payment of a Eurocurrency Advance,
           -----------------------
Competitive Bid Advance or Swing Line Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurocurrency Advance, a Competitive Bid Advance or Swing Line Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders or any such loss or cost is incurred by the Swing Line Bank in connection with the repayment of a Swing Line Loan, the Borrower will indemnify the Agent and each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Eurocurrency Advance, Competitive Bid Advance or Swing Line Advance.

     3.5.  Lender Statements; Survival of Indemnity. To the extent reasonably
           ----------------------------------------
possible, each Lender shall designate an alternate Lending Installation with respect to its Eurocurrency Advances to reduce any liability of the Borrower to such Lender under Sections 3.1 and 3.2 or to avoid the unavailability of a Type
                  ------------     ---
of Advance under Section 3.3, so long as such designation is not disadvantageous
                 -----------
to such Lender. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Agent) as to the amount due, if any, under

Section 3.1, 3.2 or 3.4.  Such written statement shall set forth in reasonable
-----------  ---    ---
detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurocurrency Advance shall be calculated as though each Lender funded its Eurocurrency Advances through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurocurrency Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of the written statement. The obligations of the Borrower under Sections 3.1, 3.2 and 3.4
                                                  ------------  ---     ---
shall survive payment of the Obligations and termination of this Agreement.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT
                              --------------------

     4.1.  Initial Loans and Facility Letters of Credit.  The amendments to the
           --------------------------------------------
Existing Credit Agreement embodied in this Agreement shall not be effective (in which case the Existing Credit Agreement shall remain in full force and effect) and the Lenders shall not be required to make the initial Advance hereunder and the Issuer shall not be required to issue any Facility Letter of Credit hereunder, unless the Borrower has furnished the following to the Agent with sufficient copies for the Lenders and the other conditions set forth below have been satisfied, in each case on or before December 15, 1996:

           (a)  Charter Documents; Good Standing Certificates. For the Borrower
                ---------------------------------------------
and each Guarantor, copies of its certificate of incorporation, together with all amendments thereto, both certified by the appropriate governmental officer in its jurisdiction of incorporation, together with a good standing certificate issued by the Secretary of State of the jurisdiction of its incorporation and such other jurisdictions as shall be requested by the Agent.

     (b) By-Laws and Resolutions.  For the Borrower and each Guarantor, copies,
         -----------------------
certified by its Secretary or Assistant Secretary, of its by-laws and of its Board of Directors' resolutions authorizing the execution, delivery and performance of the Loan Documents to which it is a party.

     (c) Secretary's Certificate.  For the Borrower and each Guarantor, an
         -----------------------
incumbency certificate, executed by its Secretary or Assistant Secretary, which shall identify by name and title and bear the signature of the officers of such Person authorized to sign the Loan Documents and, in the case of the Borrower, to obtain credit extensions hereunder, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

     (d) Officer's Certificate. A certificate, dated the initial Borrowing Date,
         ---------------------
signed by an Authorized Officer of the Borrower, in form and substance satisfactory to the Agent, to the effect that: (i) on the initial Borrowing Date (both before and after giving effect to any Loans or Facility Letters of Credit hereunder) no Default or Unmatured Default has occurred and is continuing; (ii) no injunction or temporary restraining order which would prohibit the making of the Loans or other litigation which could reasonably be expected to have a Material Adverse Effect is pending or, to the best knowledge of the Borrower, threatened; (iii) each of the representations and warranties set forth in

Article V of this Agreement is true and correct on and as of the initial
---------
Borrowing Date; and (iv) since March 2, 1996 no event or change has occurred that has caused or evidences a Material Adverse Effect.

     (e) Legal Opinions.  A written opinion of Brownstein Hyatt Farber &
         --------------
Strickland, P.C., counsel to the Borrower and the Guarantors, addressed to the Agent and the Lenders in substantially the form of Exhibit G hereto, with such
                                                   ---------
changes therein as may be acceptable to the Agent and its counsel.

     (f) Notes.  A Competitive Bid Note and a Ratable Note payable to the order
         -----
of each of the Lenders, and a Swing Line Note payable to the order of the Swing Line Bank, each duly executed by the Borrower.

     (g) Pledge Agreements.  Pledge Agreements duly executed by the Parent, the
         -----------------
Borrower and each Guarantor which is the owner of the stock of any Material Domestic Subsidiary or any Material Foreign Subsidiary, which Pledge Agreements, collectively, shall provide for the pledge to the Agent of (i) all of the stock of the Borrower and each Material Domestic Subsidiary and (ii) 65% of the stock of all Material Foreign Subsidiaries (or such lesser percentage of such stock as is owned by the Parent, the Borrower or any Guarantor) together with certificates representing such shares, accompanied by instruments of transfer and corresponding undated stock powers endorsed in blank (such certificates, instruments and stock powers may be delivered within ten (10) Business Days of the Closing Date in the case of Material Foreign Subsidiaries); provided that no
                                                                --------
Pledge Agreement shall be required to be executed pursuant to this Section
                                                                   -------
4.1(g) with respect to any
------
                                      -43-

Material Subsidiary acquired on or after November 1, 1996 the pledge of the stock of which is deferred pursuant to the last sentence of Section 6.25.
                                                            ------------

      (h) Other Loan Documents.  Executed originals of this Agreement, the
          --------------------
Guaranty and each of the other Loan Documents, which shall be in full force and effect, together with all schedules, exhibits, certificates, instruments, opinions, documents and financial statements required to be delivered pursuant hereto and thereto.

      (i) Letters of Direction. Written money transfer instructions with respect
          --------------------
to the initial Advances and to future Advances in form and substance acceptable to the Agent and its counsel addressed to the Agent and signed by an Authorized Officer of the Borrower, together with such other related money transfer authorizations as the Agent may have reasonably requested.

      (j) Existing Credit Agreement. Evidence satisfactory to the Agent that the
          -------------------------
total amount due under the Existing Credit Agreement (whether as principal, interest or premium) shall be satisfied (and agreements securing the obligations under the Existing Credit Agreement are terminated).

      (k) Other.  Such other documents as the Agent, any Lender or their counsel
          -----
may have reasonably requested.

 4.2. Each Future Advance and Facility Letter of Credit.  The Lenders shall
      -------------------------------------------------
not be required to make any future Advance and the Issuer shall not be obligated to issue any future Facility Letter of Credit unless on the applicable Borrowing
Date:

      (a) There exists no Default or Unmatured Default and none would result from such Advance or issuance of such Facility Letter of Credit;

      (b) The representations and warranties contained in Article V are true and
                                                        ---------
correct as of such Borrowing Date;

      (c) A Borrowing Notice or Issuance Request, as applicable, shall have been properly submitted;

      (d) In connection with any proposed Advance or Facility Letter of Credit issuance as a result of which the aggregate principal amount of the Obligations would exceed the amount set forth in Section 4.11(g) of the February 28, 1994 Indenture (as amended or otherwise modified) governing the Subordinated Notes, a certificate in form and substance reasonably satisfactory to the Agent evidencing compliance with the requirements of Section 4.11 of such indenture shall have been submitted to the Agent; and

      (e) All legal matters incident to the making of such Advance or issuance of such Facility Letter of Credit shall be satisfactory to the Lenders and their counsel.

     Each Ratable Borrowing Notice and Competitive Bid Quote Request with respect to each such Advance and each Issuance Request with respect to each such Facility Letter of Credit shall constitute a representation and warranty by the Borrower that the conditions contained in Section 4.2 have been satisfied. Any
                                          -----------
Lender may require a duly completed compliance certificate in substantially the form of Exhibit H hereto as a condition to making an Advance or issuing or
        ---------
participating in a Facility Letter of Credit.

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Each Loan Party represents and warrants to the Lenders that, both before and after giving effect to the transactions contemplated hereby on the Closing Date and subject to Section 9.17:
                    ------------

     5.1.  Corporate Existence and Standing.  Each Loan Party and each of its
           --------------------------------
Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and is duly qualified and in good standing as a foreign corporation and is duly authorized to conduct its business in each jurisdiction in which its business is conducted or proposed to be conducted excepted where the failure to be so qualified or authorized may not reasonably be expected to have a Material Adverse Effect.

     5.2.  Authorization and Validity.  Each Loan Party and each of its
           --------------------------
Subsidiaries has all requisite power and authority (corporate and otherwise) and legal right to execute and deliver each of the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by each Loan Party and each of its Subsidiaries of the Loan Documents to which it is a party and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings and such Loan Documents constitute legal, valid and binding obligations of such Loan Party and such Subsidiary enforceable against it in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

     5.3.  Compliance with Laws and Contracts.  Each Loan Party and each of its
           ----------------------------------
Subsidiaries has complied in all material respects with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective properties, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Neither the execution and delivery by any Loan Party nor any of its Subsidiaries of the Loan Documents to which it is a party, any transaction contemplated in such Loan Documents nor compliance with the provisions of such Loan Documents, including in the case of the Borrower the application of the proceeds of the Loans and the Facility Letters of Credit will, or at the relevant time did, (a) violate any law, rule, regulation (including Regulations G, T, U and X), order, writ, judgment, injunction, decree or award binding on such Loan Party or such Subsidiary or such Loan Party's or such Subsidiary's charter, articles or certificate of incorporation or by-laws, (b) violate the provisions of or require the approval or consent of any party to any indenture, instrument or agreement to which such Loan Party or such Subsidiary is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than Liens permitted by, the Loan Documents) in, of or on the property of such Loan Party or such Subsidiary pursuant to the terms of any such indenture, instrument or agreement, or (c) require any consent of the stockholders of any Person, except for any violation of, or failure to obtain an approval or consent required under, any such indenture, instrument or agreement that could not reasonably be expected to have a Material Adverse Effect.

     5.4.  Governmental Consents.  No order, consent, approval, qualification,
           ---------------------
license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of, any Governmental Authority, or any subdivision thereof, any securities exchange or other Person is or at the relevant time was required to authorize, or is or at the relevant time was required in connection with the execution, delivery, consummation or performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents.

     5.5.  Financial Statements.  The Borrower has heretofore furnished to each
           --------------------
of the Lenders (a) March 2, 1996 audited consolidated financial statements of the Parent and its Subsidiaries, and (b) the unaudited consolidated financial statements of the Parent and its Subsidiaries through August 31, 1996 (collectively, the "Financial Statements"). Each of the Financial Statements
                    --------------------
was prepared in accordance with Agreement Accounting Principles and fairly presents the consolidated financial condition and operations of the Parent and its Subsidiaries at such dates and the consolidated results of their operations for the respective periods then ended (except, in the case of such unaudited statements, for normal year-end audit adjustments).

     5.6.  Material Adverse Change.  No material adverse change in the business,
           -----------------------
Property, condition (financial or otherwise), performance, prospects or results of operations of any Loan Party and its Subsidiaries taken as a whole has occurred since March 2, 1996.

     5.7.  Taxes.  Each Loan Party and each of its Subsidiaries has filed or
           -----
caused to be filed on a timely basis and in correct form all United States federal and applicable foreign, state and local tax returns and all other tax returns which are required to be filed and has paid all taxes due pursuant to said returns or pursuant to any assessment received by such Loan Party or such Subsidiary, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles and as to which no Lien exists. As of the date hereof, the United States income tax returns of the Parent on a consolidated basis have been audited by the Internal Revenue Service through its Fiscal Year ending August 31, 1993. Except as disclosed on Schedule 5.7, there are no pending
                                         ------------
audits or investigations regarding any Loan Party's or any of its Subsidiaries' federal or, other than audits or investigations which in the aggregate could not reasonably be expected to have a Material Adverse Effect, foreign, state or local tax returns. Except as disclosed on Schedule 5.7, no tax liens have been
                                           ------------
filed and no claims are being asserted with respect to any such taxes which could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of each Loan Party and each of its Subsidiaries in respect of any taxes or other governmental charges are in accordance with Agreement Accounting Principles.

     5.8.  Litigation and Contingent Obligations.  There is no litigation,
           -------------------------------------
arbitration, proceeding, inquiry or governmental investigation (including, without limitation, by the Federal Trade

Commission) pending or, to the knowledge of any of their officers, threatened against or affecting any Loan Party or any of its Subsidiaries or any of their respective properties which could reasonably be expected to have a Material Adverse Effect or to prevent, enjoin or unduly delay the making of the Loans or the issuance of Facility Letters of Credit under this Agreement. No Loan Party nor any of its Subsidiaries has any material Contingent Obligations except (a) as set forth on Schedule 5.8 and (b) Contingent Obligations incurred in
                ------------
respect of Indebtedness (other than Indebtedness under which the primary obligor is the Parent or any Subsidiary of the Parent which is not the Borrower or a Subsidiary of theBorrower) described on Schedule 6.11.
                                             -------------

     5.9.  Subsidiaries. Schedule 5.9 hereto contains an accurate list of all of
           ------------  ------------
the existing Subsidiaries of each Loan Party as of November 1, 1996 setting forth their respective jurisdictions of incorporation and the percentage of their capital stock owned by such Loan Party or any of its Subsidiaries and whether such Subsidiary is a Material Domestic Subsidiary or Material Foreign Subsidiary. No Loan Party nor any of its Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any convertible securities, securities rights or securities options except as otherwise set forth on Schedule 5.9.
                                                              ------------
Except as set forth on Schedule 5.9, as of the date hereof no Loan Party owns or
                       ------------
holds, directly or indirectly, any capital stock or equity security of, or any equity or partnership interest in any Person other than its Subsidiaries indicated on Schedule 5.9. Notwithstanding the foregoing, until 10 days after
             ------------
the Closing Date, this Section 5.9 shall not apply to any Subsidiary of any Loan
                       -----------
Party the cumulative investment in which by the Loan Parties and their Subsidiaries does not exceed $5,000,000, provided that within 10 days after the
                                         --------
Closing Date the Borrower shall deliver to the Agent a supplement to Schedule
                                                                     --------
5.9 providing the information requested hereby with respect to each such
---
Subsidiary.

     5.10. ERISA. Except as disclosed on Schedule 5.10, as of the date hereof no
           -----                         -------------
Loan Party nor any other member of the Controlled Group maintains any Single Employer Plans, and no Single Employer Plan has any Unfunded Liability. No Loan Party nor any other member of the Controlled Group maintains, or is obligated to contribute to, any Multiemployer Plan or has incurred, or is reasonably expected to incur, any withdrawal liability to any Multiemployer Plan. Each Plan complies in all material respects with all applicable requirements of law and regulations. No Loan Party nor any member of the Controlled Group has, with respect to any Plan, failed to make any contribution or pay any amount required under Section 412 of the Code or Section 302 of ERISA or the terms of such Plan. There are no pending or, to the knowledge of any Loan Party, threatened claims, actions, investigations or lawsuits against any Plan, any fiduciary thereof, or any Loan Party or any member of the Controlled Group with respect to a Plan. No Loan Party nor any member of the Controlled Group has engaged in any prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) in connection with any Plan which would subject such Person to any material liability. Within the last five years no Loan Party nor any member of the Controlled Group has engaged in a transaction which resulted in a Single Employer Plan with an Unfunded Liability being transferred out of the Controlled Group. No Termination Event has occurred or is reasonably expected to occur with respect to any Plan which is subject to Title IV of ERISA.

     5.11. Defaults.  No Default or Unmatured Default has occurred and is
           --------
continuing.

     5.12.  Federal Reserve Regulations.  No Loan Party nor any of its
            ---------------------------
Subsidiaries is engaged, directly or indirectly, principally, or as one of its important activities, in the business of extending, or arranging for the extension of, credit for the purpose of purchasing or carrying Margin Stock. No Facility Letter of Credit nor part of the proceeds of any Loan will be used in a manner which would violate, or result in a violation of, Regulation G, Regulation T, Regulation U or Regulation X. Neither the making of any Advance or issuance of any Facility Letters of Credit hereunder, the use of the proceeds thereof, nor any other aspect of the financing of any Investment or Purchase, will violate or be inconsistent with the provisions of Regulation G, Regulation T, Regulation U or Regulation X. Following the application of the proceeds of the Loans and issuance of the Facility Letters of Credit, less than 25% of the value (as determined by any reasonable method) of the assets of each Loan Party and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder taken as a whole have been, and will continue to be, represented by Margin Stock.

     5.13.  Investment Company; Public Utility Holding Company Act.  No Loan
            ------------------------------------------------------
Party nor any of its Subsidiaries is, or after giving effect to any Advance will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. No Loan Party nor any of its Subsidiaries is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     5.14.  Ownership of Properties.  Each Loan Party and each of its
            -----------------------
Subsidiaries has a subsisting leasehold interest in, or good and marketable title, free of all Liens, other than those permitted by Section 6.17 or by any
                                                        ------------
of the other Loan Documents, to all of the properties and assets reflected in the Financial Statements as being owned by it, except for assets sold, transferred or otherwise disposed of in the ordinary course of business since the date thereof. Each Loan Party and each of its Subsidiaries owns or possesses rights to use all licenses, patents, patent applications, copyrights, service marks, trademarks and trade names necessary to continue to conduct its business as heretofore conducted, and no such license, patent or trademark has been declared invalid, been limited by order of any court or by agreement or is the subject of any infringement, interference or similar proceeding or challenge, except for proceedings and challenges which could not reasonably be expected to have a Material Adverse Effect.

     5.15.  Material Agreements.  Except for the Loan Documents and, with
            -------------------
respect to the following clause(b), documents creating Indebtedness described in

Section 6.11(g), no Loan Party nor any of its Subsidiaries is a party to any
---------------
agreement or instrument or subject to any charter or other corporate restriction
(a) which could reasonably be expected to have a Material Adverse Effect or (b) which restricts or imposes conditions upon the ability of any such Subsidiary to
(i) pay dividends or make other distributions on its capital stock, (ii) make loans or advances to the Borrower, (iii) repay loans or advances from Borrower or (iv) grant Liens to the Agent to secure the Obligations. No Loan Party nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect.

    5.16.  Environmental Laws.  There are no claims, investigations, litigation,
           ------------------
administrative proceedings, notices, requests for information (each a

"Proceeding"), whether pending or threatened, or judgments or orders asserting
-----------
violations of applicable federal, state and local environmental, health and safety statutes, regulations, ordinances, codes, rules, orders, decrees, directives and standards ("Environmental Laws") or relating to any toxic or
                           ------------------
hazardous waste, substance or chemical or any pollutant, contaminant, chemical or other substance defined or regulated pursuant to any Environmental Law, including, without limitation, asbestos, petroleum, crude oil or any fraction thereof ("Hazardous Materials") asserted against any Loan Party or any of its
          -------------------
Subsidiaries which, in any case, could reasonably be expected to have a Material Adverse Effect. As of the date hereof, there are no Proceedings pending, or to any Loan Party's knowledge threatened, except as disclosed on Schedule 5.16. No
                                                              -------------
Loan Party nor any of its Subsidiaries has caused or permitted any Hazardous Materials to be released, either on or under real property, currently or formerly, legally or beneficially owned or operated by any such Person or on or under real property to which any such Person transported, arranged for the transport or disposal of, or disposed of Hazardous Materials, which release could reasonably be expected to have a Material Adverse Effect. No real property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries has ever been used as a dump or disposal site or as a treatment or storage site for Hazardous Materials. Each Loan Party and each of its Subsidiaries has obtained and is in compliance in all material respects with all permits, certificates, licenses, approvals and other authorizations

("Environmental Permits") required for the operation of their business and has
-----------------------
filed all required notifications or reports relating to chemical substances, air emissions, effluent discharges and the storage, treatment, transport and disposal of Hazardous Materials. To the knowledge of each Loan Party, no asbestos containing materials, polychlorinated biphenyls or, except as disclosed on Schedule 5.16, underground storage tanks are or have been located in, on or
   -------------
under real property owned or operated by any Loan Party or any of its Subsidiaries. As of the date hereof, the Parent and its Subsidiaries do not have liabilities exceeding $500,000 in the aggregate for all of them with respect to compliance with applicable Environmental Laws and Environmental Permits or related to the generation, treatment, storage, disposal, release, investigation or cleanup of Hazardous Materials, and no facts or circumstances exist which could give rise to such liabilities with respect to compliance with applicable Environmental Laws and Environmental Permits and the generation, treatment, storage, disposal, release, investigation or cleanup of Hazardous Materials. No operation or production of any Loan Party or any of its Subsidiaries will be materially impacted or affected by the compliance by any such Person with existing applicable Environmental Laws and Environmental Permits or related to the generation, treatment, storage, disposal, release, investigation or cleanup of Hazardous Materials.

    5.17.  Insurance.  Each Loan Party and each of its Subsidiaries maintains
           ---------
with financially sound and reputable insurance companies insurance on their Property in such amounts and covering such risks as is consistent with sound business practice.

    5.18.  Subordinated Indebtedness.  The subordination provisions of all
           -------------------------
Subordinated Indebtedness will be enforceable against the holders of such Subordinated Indebtedness by the holder of any Note which has not effectively waived the benefits thereof. All Obligations, including the Obligations to pay principal of and interest on the Loans, constitute senior Indebtedness entitled to the benefits of subordination created by the Subordinated Indebtedness. The principal of and interest on the Notes and all other Obligations will constitute "senior debt" as that or any similar term is or may be used in any other instrument evidencing or applicable to any other Subordinated Indebtedness. All Obligations, whether now existing or hereafter arising, are hereby designated as "Senior Debt" (as defined in the Subordinated Debt Documents relating to the Subordinated Notes).

     5.19.  Disclosure.  None of the (a) information, exhibits or reports
            ----------
furnished or to be furnished by any Loan Party or any of its Subsidiaries to the Agent or to any Lender in connection with the negotiation of the Loan Documents, or (b) representations or warranties of any Loan Party or any of its Subsidiaries contained in this Agreement, the other Loan Documents or any other document, certificate or written statement furnished to the Agent or the Lenders by or on behalf of such Loan Party or such Subsidiary for use in connection with the transactions contemplated by this Agreement contained, contains or will contain any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. There is no fact known to any Loan Party (other than matters of a general economic nature) that has had or could reasonably be expected to have a Material Adverse Effect and that has not been disclosed herein or in such other documents, certificates and statements furnished to the Lenders for use in connection with the transactions contemplated by this Agreement.

                                   ARTICLE VI
                                   COVENANTS
                                   ---------

     During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

     6.1.   Financial Reporting.  Each Loan Party will maintain, for itself and
            -------------------
each of its Subsidiaries, a system of accounting established and administered in accordance with Agreement Accounting Principles, and the Borrower will furnish to the Lenders:

            (a) As soon as practicable and in any event within 90 days after the close of each Fiscal Year, an unqualified audit report certified by independent certified public accountants, acceptable to the Lenders, prepared in accordance with Agreement Accounting Principles on a consolidated and consolidating basis (consolidating statements need not be certified by such accountants but shall be certified by the Parent's chief financial officer) for the Parent and its Subsidiaries, including balance sheets as of the end of such period and related statements of income, retained earnings and cash flows accompanied by (i) any management letter prepared by said accountants and (ii) a certificate of said accountants that, in the course of the examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default or Unmatured Default, or if, in the opinion of such accountants, any Default or Unmatured Default shall exist, stating the nature and status thereof.

            (b) As soon as practicable and in any event within 45 days after the close of the first three Fiscal Quarters of each Fiscal Year, for the Parent and its Subsidiaries, consolidated and consolidating unaudited balance sheets as at the close of each such period and consolidated and consolidating statements of income, retained earnings and cash flows for the period from the beginning of such Fiscal Year to the end of such quarter, all certified by the Parent's chief financial officer as having been prepared in accordance with Agreement Accounting Principles (except for normal year-end audit adjustments).

      (c)  Together with the financial statements required by clauses (a) and
                                                             -----------
(b) above, a compliance certificate in substantially the form of Exhibit H
---                                                              ---------
hereto signed by the chief financial officer of each Loan Party showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

      (d)  Within the earlier of (i) 10 days after the completion thereof and
(ii) 90 days after the close of each Fiscal Year, for the Parent and its Subsidiaries, forecasted consolidated balance sheets for the period of three consecutive Fiscal Years commencing as of the end of such period and related statements of income and cash flows, all prepared in a manner consistent with the historical financial statements delivered pursuant hereto.

      (e) As soon as possible and in any event within 10 days after any Loan Party knows that any Termination Event has occurred with respect to any Plan, a statement, signed by the chief financial officer of such Loan Party, describing said Termination Event and the action which such Loan Party proposes to take with respect thereto.

      (f) As soon as possible and in any event within 10 days after receipt by any Loan Party, a copy of (i) any notice, claim, complaint or order to the effect that such Loan Party or any of its Subsidiaries is or may be liable to any Person as a result of the release by such Loan Party, any of its Subsidiaries, or any other Person of any Hazardous Materials into the environment or requiring that action be taken to respond to or clean up a Release of Hazardous Materials into the environment, and (ii) any notice, complaint or citation alleging any violation of any Environmental Law or Environmental Permit by such Loan Party or any of its Subsidiaries.

      (g) Promptly upon the furnishing thereof to the shareholders of any Loan Party, copies of all financial statements, reports and proxy statements so furnished.

      (h) Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which any Loan Party or any of its Subsidiaries files with the Securities and Exchange Commission.

      (i) As soon as practicable and in any event within 45 days after the close of the second Fiscal Quarter of each Fiscal Year and within 90 days after the close of each Fiscal Year, commencing with the second Fiscal Quarter of Fiscal Year 1997, a list of each Material Subsidiary existing as of the end of such applicable period.

      (j) Such other information (including non-financial information) as the Agent or any Lender may from time to time reasonably request.

 6.2. Use of Proceeds.  Each Loan Party will, and will cause each of its
      ---------------
Subsidiaries to, use the proceeds of the Advances to meet the general corporate needs of such Loan Party and its

Subsidiaries, including Investments and Purchases made in accordance with
Section 6.16. No Loan Party will, nor will it permit any of its Subsidiaries to,
------------
use any of the proceeds of the Advances or any Facility Letter of Credit to (a) purchase or carry any "margin stock" (as defined in Regulation U), (b) finance the Purchase of any Person which has not been approved and recommended by the board of directors (or functional equivalent thereof) of such Person or (c) repay all or any portion of the principal amount of any Indebtedness of the Parent or any Subsidiary of the Parent which is not also a Subsidiary of the Borrower.

     6.3.  Notice of Default.   The Borrower will give prompt notice in writing
           ------------------
to the Lenders of the occurrence of (a) any Default or Unmatured Default and (b) any other event or development, financial or other, relating specifically to any Loan Party or any of its Subsidiaries (and not of a general economic or political nature) which could reasonably be expected to have a Material Adverse Effect.

     6.4.  Conduct of Business. Each Loan Party will, and will cause each of its
           -------------------
Subsidiaries to, carry on and conduct its business in substantially the same manner and in substantially the same, related or, in the Borrower's reasonable business judgement, materially synergistic fields of enterprise as it is presently conducted and to do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted. The Loan Parties and their Subsidiaries may carry on and conduct their respective businesses pursuant hereto in such jurisdictions as they shall determine;

provided, that the Borrower and the Material Domestic Subsidiaries shall at all
--------
times maintain income producing assets in the United States having an aggregate fair market value of not less than 75% of the aggregate fair market value of the income producing assets maintained in the United States by the Borrower and the Material Domestic Subsidiaries as of the Closing Date.

     6.5.  Taxes.  Each Loan Party will, and will cause each of its Subsidiaries
           -----
to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by applicable law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with Agreement Accounting Principles.

     6.6.  Insurance.  Each Loan Party will, and will cause each of its
           ---------
Subsidiaries to, maintain with financially sound and reputable insurance companies insurance on all their Property in such amounts and covering such risks as is consistent with sound business practice, and the Borrower will furnish to the Agent and any Lender upon request full information as to the insurance carried.

     6.7.  Compliance with Laws. Each Loan Party will, and will cause each of
           --------------------
its Subsidiaries to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

     6.8.  Maintenance of Properties.  Each Loan Party will, and will cause each
           -------------------------
of its Subsidiaries to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.

     6.9.  Inspection.  Each Loan Party will, and will cause each of its
           ----------
Subsidiaries to, permit the Agent and the Lenders, by their respective representatives and agents, to inspect any of the Property, corporate books and financial records of such Loan Party and each of its Subsidiaries, to examine and make copies of the books of accounts and other financial records of such Loan Party and each of its Subsidiaries, and to discuss the affairs, finances and accounts of such Loan Party and each of its Subsidiaries with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Lenders may designate. Each Loan Party will keep or cause to be kept, and cause each of its Subsidiaries to keep or cause to be kept, appropriate records and books of account in which complete entries are to be made reflecting its and their business and financial transactions, such entries to be made in accordance with Agreement Accounting Principles consistently applied.

     6.10. Capital Stock and Dividends.  No Loan Party will, nor will it permit
           ---------------------------
any of its Subsidiaries to, (a) issue any preferred stock, other capital stock (other than common stock) or any equity securities of any kind, or (b) declare or pay any dividends or make any distributions on its capital stock (other than dividends payable in its own capital stock) or redeem, repurchase or otherwise acquire or retire any of its capital stock or any options or other rights in respect thereof at any time outstanding, except that (i) any Subsidiary of the Borrower may declare and pay dividends or make distributions to the Borrower or a Wholly-Owned Subsidiary of the Borrower, and (ii) so long as no Default or Unmatured Default is pending before or after giving effect to the declaration or payment of such dividends, the Borrower may declare and pay dividends on its common stock to the Parent in amounts necessary to enable the Parent to make interest payments when due with respect to the Parent Notes and other Indebtedness of the Parent, pay declared dividends on the Parent's common stock and pay administrative costs and expenses of the Parent.

     6.11. Indebtedness.  No Loan Party will, nor will it permit any of its
           ------------
Subsidiaries to, create, incur or suffer to exist any Indebtedness, except:

           (a)  the Loans and the obligations in respect of the Guaranty;

           (b)  Indebtedness existing on the date hereof and described on
Schedule 6.11 hereto and any renewals, extensions, refundings or refinancings of
-------------
such Indebtedness; provided that the amount thereof is not increased and the terms thereof are not materially more adverse to the Loan Party or its Subsidiary than those of such existing Indebtedness;

           (c)  Rate Hedging Obligations related to the Loans;

           (d) Indebtedness incurred by any Loan Party or any of its Subsidiaries of up to $40,000,000 in the aggregate in connection with the sale-leaseback of the Borrower's corporate headquarters building and up to $10,000,000 in the aggregate in connection with the sale-leaseback of the Borrower's warehouse facility located in Miami, Florida;

           (e) other Indebtedness of the Parent at no time exceeding $25,000,000 in aggregate principal amount;

           (f) other Indebtedness of the Borrower and its Subsidiaries; provided that (i) no Default or Unmatured Default exists before or after giving
--------
effect thereto, (ii) in the case of Indebtedness of the Borrower's Subsidiaries, such Indebtedness (1) is Permitted Foreign Subsidiary Indebtedness or (2) at no time exceeds, exclusive of Permitted Foreign Subsidiary Indebtedness, $25,000,000 in aggregate principal amount (plus an additional $10,000,000 in
                                           ----
aggregate principal amount consisting of Capitalized Lease Obligations) and
(iii) except for the principal component of regularly scheduled rental payments under Capitalized Leases, the final maturity date and each scheduled principal amortization date for such Indebtedness is at least 90 days after the Facility Termination Date; and

           (g) Indebtedness of any Person at the time such Person becomes a Subsidiary of, or is merged or consolidated with or into, a Loan Party or Subsidiary thereof, so long as such Indebtedness was not created in anticipation of or as a result of such Person becoming a Subsidiary or of such merger or consolidation and is repaid in full within 120 days of the date such Person becomes a Subsidiary or is so merged or consolidated.

     6.12. Merger. No Loan Party will, nor will it permit any of its
           ------
Subsidiaries to, merge or consolidate with or into any other Person, except that
(a) a Wholly-Owned Subsidiary (other than the Borrower) of such Loan Party may merge into such Loan Party or any other Wholly-Owned Subsidiary of such Loan Party and (b) the Borrower or any Subsidiary of the Borrower may merge with a third party as a means of effecting an Investment or Purchase permitted by
Section 6.16; provided that, with respect to this clause (b), no Default or
------------  --------
Unmatured Default exists before or after giving effect thereto and, in the case of a merger involving the Borrower, the Borrower is the surviving entity.

     6.13. Sale of Assets.  No Loan Party will, nor will it permit any of its
           --------------
Subsidiaries to, lease, sell, transfer or otherwise dispose of its Property, to any other Person except for (a) sales of inventory in the ordinary course of business (it being understood that dispositions of retail operations and office furniture inventory associated with Investments and Purchases by the Loan Parties or any of their Subsidiaries are considered to be in the ordinary course of business), (b) securitization transactions permitted pursuant to Section
                                                                    -------
6.14, (c) sales of assets acquired pursuant to Investments or Purchases
----
permitted under Section 6.16, to the extent such assets do not constitute a
                ------------
material portion of such Investment or Purchase and such assets are sold within 180 days after the consummation of such Investment or Purchase, and (d) leases, sales, transfers or other dispositions of its Property that, together with all other Property of such Loan Party and its Subsidiaries previously leased, sold or disposed of (other than Property dispositions referred to in clauses (a) through (c) of this Section 6.13) as permitted by this Section 6.13 since the
                    ------------                       ------------
date hereof, do not constitute a Substantial Portion of the Property of such Loan Party and its Subsidiaries.

     6.14. Sale of Accounts.  No Loan Party will, nor will it permit any of its
           ----------------
Subsidiaries to, sell or otherwise dispose of any notes receivable or accounts receivable, with or without recourse, except pursuant to securitization transactions entered into on customary market terms in the ordinary course of such Loan Party's financing activities (without respect to whether such Loan Party has entered into securitization transactions prior to the date hereof), which transactions are structured as "true sales" and pursuant to which there is no credit recourse to any Loan Party or any of its Subsidiaries as a consequence of the uncollectability in whole or in part of any receivable sold; provided, however, that at all times after any Loan Party or any of its Subsidiaries has entered into a securitization transaction, the Borrower and its Material Domestic Subsidiaries shall maintain accounts receivables having a fair market value in an amount at least equal to the Aggregate Commitment at such time and of a credit quality at least comparable to that of accounts receivable sold in any such securitization transaction and none of such retained accounts receivable shall be subject to any Lien other than Liens, if any, securing the Obligations.

     6.15. Material Foreign Subsidiaries.  After the Closing Date, the Borrower
           -----------------------------
will not permit any shares of the outstanding capital stock of any Material Foreign Subsidiary to be acquired or transferred so that they would be owned by any Foreign Subsidiary except (a) in the case of Persons which become Material Foreign Subsidiaries that are not Wholly-Owned Subsidiaries after giving effect to Purchases and Investments permitted in accordance with Section 6.16 the
                                                          ------------
funding for all of which on a cumulative basis does not consist of Loan proceeds of more than $30,000,000 in the aggregate and (b) to the extent all shares of the outstanding capital stock of such Material Foreign Subsidiary are pledged to the Agent pursuant to a Pledge Agreement and such Material Foreign Subsidiary and the Foreign Subsidiary which is the owner of such shares each become Guarantors. Notwithstanding the foregoing (except with respect to the exceptions contained in clauses (a) and (b) thereof), if after giving effect to an Investment or Purchase permitted in accordance with Section 6.16 a Person
                                                       ------------
becomes a Material Foreign Subsidiary any shares of the outstanding capital stock of which are owned by a Foreign Subsidiary solely as a result of the capital structure of such person prior to such Investment or Purchase, the Loan Parties shall cause all such shares to be owned by a Loan Party or a Material Domestic Subsidiary within 90 days after the date of such Investment or Purchase.

     6.16. Investments and Purchases. No Loan Party will, nor will it permit any
           -------------------------
of its Subsidiaries to, make or suffer to exist any Investments (including, without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, or to make any Purchases, except:

           (a) Short-term obligations of, or fully guaranteed by, the United States of America;

           (b) Commercial paper rated A-l or better by Standard and Poor's Ratings Group, a division of The McGraw-Hill Companies, or P-l or better by Moody's Investors Service, Inc.;

           (c) Demand deposit accounts maintained in the ordinary course of business;

           (d) Certificates of deposit issued by, and time deposits and short term investments with (i) commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000 or (ii) Lenders party to this Agreement as of the Closing Date;

           (e) Existing Investments in Subsidiaries and other Investments in existence on the date hereof and described in Schedule 6.16 hereto;
                                              -------------

           (f) Other Investments and Purchases, provided that (i) in the case of Investments and Purchases in respect of the stock, partnership interests or other securities of any other Person, such Person is, or after giving effect thereto becomes, a Wholly-Owned Subsidiary of such Loan Party or such Subsidiary, (ii) such Investment or Purchase is approved by the board of directors of the acquired Person and is otherwise consensual, (iii) no Default or Unmatured Default is pending before or after giving effect thereto and (iv) such Person is engaged in a business which is in substantially the same, related or, in the Borrower's reasonable business judgment, materially synergistic fields of enterprise as the Borrower and its Subsidiaries;

           (g) Investments and Purchases in respect of the stock, partnership interests or other securities of a Person made and maintained in furtherance of an intended plan for such Person to become a Wholly-Owned Subsidiary of such Loan Party or such Subsidiary; and

           (h) Other Investments and Purchases of up to $25,000,000 (exclusive of common stock of the Parent issued in connection therewith) in the aggregate in any calendar year.

     6.17. Liens. No Loan Party will, nor will it permit any of its Subsidiaries
           -----
to, create, incur, or suffer to exist any Lien in, of or on the Property of such Loan Party or any of such Subsidiaries, except:

           (a) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with Agreement Accounting Principles shall have been set aside on its books;

           (b) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure the payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

           (c) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

           (d) Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of such Loan Party or such Subsidiaries;

           (e)  Liens existing on the date hereof which (i) are described in
Schedule 6.17 hereto, (ii) secure Capitalized Lease Obligations described on
-------------
Schedule 6.11, to the extent consisting of lessors' rights in property subject
-------------
to Capitalized Leases, (iii) constitute protective lease filings, (iv) evidence consignments under which the Loan Parties or their Subsidiaries are consignees or (v) secure other Indebtedness not exceeding $10,000,000 in the aggregate;

provided that within 90 days after the Closing Date (A) the Borrower delivers to
--------
the Agent a supplement to Schedule 6.17 identifying the Liens described in
                          -------------
clause (v) above, (B) the Borrower describes in such supplement all financing statements and similar filings with respect to which no Indebtedness remains outstanding and provides the Agent with satisfactory evidence of the final repayment of such Indebtedness, (C) the Loan Parties and their Subsidiaries use their best efforts to terminate all filings described in clause (B) above and
(D) the Loan Parties and their Subsidiaries use their best efforts to amend all other financing statements and similar filings to properly reflect the underlying security interests evidenced thereby;

           (f)  Liens in favor of the Agent pursuant to the Loan Documents;

           (g) Liens in or upon accounts or notes receivable sold or otherwise disposed of pursuant to transactions entered into in accordance with Section
                                                                     -------
6.14;
----

           (h) Liens on Property securing Indebtedness incurred at the time of such acquisition to finance all or part of the cost of such acquisition; provided that such Lien does not apply to any other Property of any Loan Party
--------
or any of its Subsidiaries;

           (i) Liens securing Indebtedness permitted by Section 6.11(g) and
                                                        ---------------
attaching only to assets acquired in a transaction referenced in such Section, so long as such Liens are discharged within 120 days of such transaction; and

           (j) Other Liens at no time securing in the aggregate more than $25,000,000 of Indebtedness.

     6.18. Affiliates.  No Loan Party will, nor will it permit any of its
           ----------
Subsidiaries to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except in the ordinary course of business and pursuant to the reasonable requirements of such Loan Party's or such Subsidiary's business and upon fair and reasonable terms no less favorable to such Loan Party or such Subsidiary than such Loan Party or such Subsidiary would obtain in a comparable arms-length transaction.

     6.19. Environmental Matters. Each Loan Party shall, and shall cause each of
           ---------------------
its Subsidiaries to (a) at all times comply in all material respects with all applicable Environmental Laws and (b) promptly take any and all necessary remedial actions in response to the presence, storage, use, disposal, transportation or Release of any Hazardous Materials on, under or about any real property owned, leased or operated by such Loan Party or any of its Subsidiaries. In the event that any Loan Party or any of its Subsidiaries undertakes any remedial action with respect to any Hazardous Material on, under or about any real property, such Loan Party or such Subsidiary shall conduct and complete such remedial action in substantial compliance with all applicable

Environmental Laws and in accordance with the policies, orders and directives of all federal, state and local governmental authorities, except when such Loan Party's or such Subsidiary's liability for such presence, storage, use, disposal, transportation or Release of any Hazardous Material is being contested in good faith by such Loan Party or such Subsidiary and appropriate reserves therefor have been established. If the Agent or any Lender at any time has a reasonable basis to believe that there may be a material violation of any Environmental Law by any Loan Party or any of its Subsidiaries, or any material liability arising thereunder or related to a Release of Hazardous Materials on any real property owned, leased or operated by any Loan Party or any of its Subsidiaries or a Release on real property adjacent to such real property, then such Loan Party shall, upon the request of the Agent or such Lender, provide the Agent and each Lender with all such reports, certificates, engineering studies and other written material or data relating thereto as the Agent or any Lender may reasonably require.

     6.20. Change in Corporate Structure; Fiscal Year.  No Loan Party shall, nor
           ------------------------------------------
shall it permit any of its Subsidiaries to, (a) permit any amendment or modification to be made to its certificate or articles of incorporation or by-laws which is materially adverse to the interests of the Lenders (provided that
                                                                  --------
the Borrower shall notify the Agent of any other amendment or modification thereto as soon as practicable thereafter) or (b) change its Fiscal Year to end on any date other than the Saturday occurring closest to the last day of February of each year.

     6.21. Inconsistent Agreements. No Loan Party shall, nor shall it permit any
           -----------------------
of its Subsidiaries to, enter into any indenture, agreement, instrument or other arrangement which, (a) directly or indirectly prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence of the Obligations, the granting of Liens to secure the Obligations, the provision of the Guaranty or any Pledge Agreement, the amending of the Loan Documents or, except for this Agreement and the other Loan Documents, the ability of any such Subsidiary to (i) pay dividends or make other distributions on its capital stock, (ii) make loans or advances to such Loan Party or (iii) repay loans or advances from such Loan Party or (b) contains any provision which would be violated or breached by the making of Advances, by the issuance of Facility Letters of Credit or by the performance by such Loan Party or any of its Subsidiaries of any of its obligations under any Loan Document.

     6.22. Financial Covenants.
           -------------------

           6.22.1.  Maximum Debt to EBITDA Ratio.  As of the end of each Fiscal
                    ----------------------------
Quarter, the Borrower shall maintain a Debt to EBITDA Ratio for the period of the four Fiscal Quarters most recently ended of not more than (a) 3.50 to 1.00 from the date hereof to and including the Fiscal Quarter ending closest to November 30, 1997, (b) 3.25 to 1.00 from the Fiscal Quarter ending closest to February 28, 1998 to and including the Fiscal Quarter ending closest to November 30, 1998, (c) 3.0 to 1.00 from the Fiscal Quarter ending closest to February 28, 1999 to and including the Fiscal Quarter ending closest to November 30, 1999, and (d) 2.75 to 1.00 thereafter.

           6.22.2.  Minimum Net Worth.  At all times after the date hereof, the
                    -----------------
Parent shall maintain a Net Worth at least equal to the sum of (a) $489,000,000 plus (b) 50% of the Parent's positive Net Income, if any, for each Fiscal
----
Quarter ending after the date hereof and prior to the time
of determination plus (c) 75% of the proceeds received in respect of any sale or
                 ----
issuance of any equity securities of any Loan Party or any of its Subsidiaries.

           6.22.3.  Minimum Fixed Charge Coverage Ratio.  As of the end of each
                    -----------------------------------
Fiscal Quarter, the Parent shall maintain a Fixed Charge Coverage Ratio for the period of the four Fiscal Quarters most recently ended as of the following Fiscal Quarters of not less than the ratio specified below:

                                             Fixed Charge Coverage
       Fiscal Quarter Ending Nearest          Ratio Not Less Than
       -----------------------------          -------------------

  November 30, 1996 -August 31, 1997, inclusive       1.70 to 1
  November 30, 1997 - November 30, 1998, inclusive    1.80 to 1
  February 28, 1999 and thereafter                    2.00 to 1

     6.23. Subordinated and Other Indebtedness.  No Loan Party will, nor will it
           -----------------------------------
permit any of its Subsidiaries to, amend, waive, terminate or otherwise modify any Subordinated Indebtedness or any Subordinated Debt Document, or directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Subordinated Indebtedness or other Indebtedness, except that, so long as no Default or Unmatured Default is pending before or after giving effect thereto (a) Subordinated Indebtedness of a Person acquired pursuant to an Investment or Purchase made pursuant to Section 6.16 may
                                                                ------------
be voluntarily prepaid so long as such prepayment is consummated within 120 days after such Investment or Purchase and (b) Subordinated Indebtedness of any Loan Party may be voluntarily prepaid with net cash proceeds received in respect of any sale or issuance of any equity securities of any Loan Party so long as such prepayment is consummated as soon as practicable after the consummation of such sale or issuance.

     6.24. ERISA Compliance.  With respect to any Plan, no Loan Party shall, nor
           ----------------
shall it permit any of its Subsidiaries to:

           (a) engage in any "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) for which a civil penalty pursuant to Section 502(i) of ERISA or a tax pursuant to Section 4975 of the Code in excess of $500,000 could be imposed;

           (b) incur any "accumulated funding deficiency" (as such term is defined in Section 302 of ERISA) in excess of $500,000, whether or not waived, or permit any Unfunded Liability to exceed $500,000;

           (c) permit the occurrence of any Termination Event which could result in a liability to such Loan Party or any other member of the Controlled Group in excess of $500,000;

           (d) be an "employer" (as such term is defined in Section 3(5) of ERISA) required to contribute to any Multiemployer Plan or a "substantial employer" (as such term in defined in Section 4001(a)(2) of ERISA) required to contribute to any Multiple Employer Plan; or

           (e) permit the establishment or amendment of any Plan or fail to comply with the applicable provisions of ERISA and the Code with respect to any Plan which could result in liability to such Loan Party or any other member of the Controlled Group which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     6.25. Additional Pledge Agreements.  Within thirty (30) days of such Person
           ----------------------------
becoming a Material Subsidiary on or after November 1, 1996, the Borrower shall
(a) grant, or cause to be granted, to the Agent, for the benefit of the Lenders, a pledge of (i) in the case of a Material Domestic Subsidiary, 100% and (ii) in the case of a Material Foreign Subsidiary, 65% (or such lesser percentage as is owned by the applicable Loan Party or Subsidiary of any Loan Party which is not a Foreign Subsidiary) of the shares of the capital stock of such Person, in each case pursuant to a Pledge Agreement or amendment thereto and (b) deliver to the Agent such Pledge Agreements or amendments thereto, stock certificates and stock powers relating to such shares and such opinions of counsel and other documentation as the Agent may reasonably request. Notwithstanding the foregoing, to the extent that the execution of any Pledge Agreement required by this Section 6.25 or any joinder agreement required by Section 6.26 would be
     ------------                                      ------------
prohibited by the terms of any Indebtedness described in Section 6.11(g), then
                                                         ---------------
the time for executing such Pledge Agreement or joinder agreement shall be extended until the earlier of (a) five (5) Business Days after the repayment of such Indebtedness and (b) the date 120 days after the applicable Person becomes a Material Subsidiary.

     6.26. Additional Guarantors; Designation of Material Subsidiaries. Subject
           -----------------------------------------------------------
to the last sentence of Section 6.25, each Loan Party shall cause each of its
                        ------------
Subsidiaries which becomes a Material Domestic Subsidiary on or after November 1, 1996 to join in the Guaranty as a Guarantor pursuant to a joinder agreement in the form attached to the Guaranty within thirty (30) days of such Person becoming a Material Domestic Subsidiary. The Borrower shall from time to time designate as a "Material Domestic Subsidiary" or "Material Foreign Subsidiary", as applicable, one or more Subsidiaries individually having assets with a fair market value of less than $15,000,000 to the extent necessary to assure that at all times the aggregate fair market value of the assets of all non-Material Subsidiaries is less than $75,000,000. Such designation shall be made in a writing delivered to the Agent.

                                   ARTICLE VII
                                    DEFAULTS
                                    --------

     The occurrence of any one or more of the following events shall constitute a Default:

     7.1. Any representation or warranty made or deemed made by or on behalf of any Loan Party or any of its Subsidiaries to the Lenders or the Agent under or in connection with this Agreement, any other Loan Document, any Loan, any Facility Letter of Credit or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be false in any material respect on the date as of which made or deemed made.

     7.2. Nonpayment of (a) any principal of any Note or any Reimbursement Obligation when due, or (b) any interest upon any Note or any commitment fee or other fee or obligations under any of the Loan Documents within five days after the same becomes due.

     7.3.  The breach by any Loan Party of any of the terms or provisions of

Section 6.2, 6.3(a) or 6.10 through 6.24.
-----------  ------    ----         ----

     7.4. The breach by any Loan Party (other than a breach which constitutes a Default under Section 7.1, 7.2 or 7.3) of any of the terms or provisions of this
              -----------  ---    ---
Agreement, which is not remedied within fifteen (15) days after written notice from the Agent or any Lender.

     7.5. The default by any Loan Party or any of its Subsidiaries in the performance of any term, provision or condition contained in any agreement or agreements under which any Indebtedness aggregating in excess of $25,000,000 was created or is governed, or the occurrence of any other event or existence of any other condition, the effect of any of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of any Loan Party or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof or shall not be paid when due (after giving effect to all applicable cure periods); provided that this Section 7.5 shall not apply to Indebtedness of
               --------           -----------
Corporate Express Australia, Limited so long as (a) the Loan Parties and their Subsidiaries do not directly or indirectly possess in the aggregate the power to direct or cause the direction of the management or policies of Corporate Express Australia, Limited, (b) the principal amount of all Indebtedness (other than the Obligations) of Corporate Express Australia, Limited does not exceed $30,000,000 in the aggregate at any time outstanding, (c) no Loan Party nor any Subsidiary thereof at any time incurs any Contingent Obligation in respect of any Indebtedness (other than the Obligations) of Corporate Express Australia, Limited and (d) a default with respect to the Indebtedness (other than the Obligations) of Corporate Express Australia, Limited would not result in a default with respect to any other Indebtedness (other than the Obligations) of any Loan Parties or any Subsidiary thereof.

     7.6. Any Loan Party or any of its Subsidiaries shall (a) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (b) make an assignment for the benefit of creditors, (c) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (d) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (e) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 7.6, (f) fail to contest in good faith any appointment
                  -----------
or proceeding described in Section 7.7 or (g) become unable to pay, not pay, or
                           -----------
admit in writing its inability to pay, its debts generally as they become due.

     7.7. Without the application, approval or consent of any Loan Party or any of its Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for such Loan Party or any of its Subsidiaries or any Substantial Portion of its Property, or a proceeding described in
Section 7.6(d) shall be instituted against such Loan Party or any of its
--------------
Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of thirty consecutive days.

     7.8. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of (each a "Condemnation"),
                                                              ------------
all or any portion of the Property of any Loan Party or any of its Subsidiaries, which, when taken together with all other Property of such Loan Party and each of its Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such Condemnation occurs, constitutes a Substantial Portion of such Loan Parties..

     7.9. Any Loan Party or any of its Subsidiaries shall fail within thirty days to pay, bond or otherwise discharge any judgments or orders for the payment of money in excess of $25,000,000 in the aggregate for such Loan Party and its Subsidiaries, which are not stayed on appeal or otherwise being appropriately contested in good faith and as to which no enforcement actions have been commenced.

     7.10. Any Loan Party or any of its Subsidiaries shall be the subject of any proceeding or investigation pertaining to the discovery of any Hazardous Materials on the leased or owned property of such Loan Party or any of its Subsidiaries, the release by such Loan Party or any of its Subsidiaries, or any other Person of any Hazardous Materials into the environment, or any violation of any Environmental Law or Environmental Permit, which, in either case, could reasonably be expected to have a Material Adverse Effect.

     7.11. Any Change in Control shall occur.

     7.12. The occurrence of any "default", as defined in any Loan Document (other than this Agreement or the Notes) or the breach of any of the terms or provisions of any Loan Document (other than this Agreement or the Notes), which default or breach continues beyond any period of grace therein provided.

     7.13. The Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Guaranty, or any Guarantor shall fail to comply with any of the terms or provisions of the Guaranty, or shall deny, or give notice to such effect, that it has any further liability under the Guaranty.

     7.14. Any Pledge Agreement shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Pledge Agreement, or any pledgor under any Pledge Agreement shall fail to comply with any of the terms or provisions of such Pledge Agreement or shall deny, or give notice to such effect, that it has any further liability under such Pledge Agreement.

                                   ARTICLE VIII
                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES
                 ----------------------------------------------

     8.1.  Acceleration.  If any Default described in Section 7.6 or 7.7 occurs
           ------------                               -----------    ---
with respect to the Borrower, the obligations of the Lenders to make Loans or issue Facility Letters of Credit hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Agent or any Lender. If any other Default occurs, the Required Lenders (or the Agent with the consent of the Required Lenders) may terminate or suspend the obligations of the Lenders to make Loans or issue Facility Letters of Credit hereunder, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives. In addition to the foregoing, following the occurrence and during the continuance of a Default, so long as any Facility Letter of Credit has not been fully drawn and has not been canceled or expired by its terms, upon demand by the Agent, the Borrower shall deposit in an account (the "Letter of Credit Cash Collateral Account") maintained with First
              ----------------------------------------
Chicago in the name of the Agent, for the ratable benefit of the Lenders and the Agent, cash in an amount equal to the aggregate undrawn face amount of all outstanding Facility Letters of Credit and all fees and other amounts due or which may become due with respect thereto. No Loan Party shall have any control over funds in the Letter of Credit Cash Collateral Account, which funds shall be invested by the Agent from time to time in its discretion in certificates of deposit of First Chicago having a maturity not exceeding thirty days. Such funds shall be promptly applied by the Agent to reimburse the Issuer for drafts drawn from time to time under the Facility Letters of Credit. Such funds, if any, remaining in the Letter of Credit Cash Collateral Account following the payment of all Obligations in full or the earlier termination of all Defaults shall, unless the Agent is otherwise directed by a court of competent jurisdiction, be promptly paid over to the Borrower.

     8.2.  Amendments.  Subject to the provisions of this Article VIII, the
           ----------                                     ------------
Required Lenders (or the Agent with the consent in writing of the Required Lenders) and the Loan Parties may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or any Loan Party hereunder or waiving any Default hereunder; provided, however, that no such supplemental
                               --------  -------
agreement shall, without the consent of each Lender:

           (a) Extend the final maturity of any Loan or Note or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest or fees thereon;

           (b) Reduce the percentage specified in the definition of Required Lenders;

           (c) Reduce the amount of or extend the date for the mandatory payments required under Section 2.9, or increase the amount of the Commitment of
                        -----------
any Lender hereunder;

           (d) Extend the Facility Termination Date, or permit any Facility Letter of Credit to have an expiry date beyond the Facility Termination Date;

           (e) Amend this Section 8.2 or any other provision of this Agreement
                          -----------
that by its express terms requires the consent of all Lenders;

           (f) Release any Guarantor from the Guaranty, or release any collateral from any Pledge Agreement except in accordance with the terms thereof; or

           (g) Permit any assignment by any Loan Party of its Obligations or its rights hereunder.

No amendment of any provision of this Agreement relating to the Agent shall be effective without the written consent of the Agent. The Agent may waive payment of the fee required under Section 12.3.2 without obtaining the consent of any
                          --------------
other party to this Agreement.

     8.3.  Preservation of Rights.  No delay or omission of the Lenders or the
           ----------------------
Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan or issuance of a Facility Letter of Credit notwithstanding the existence of a Default or the inability of the any Loan Party to satisfy the conditions precedent to such Loan or Facility Letter of Credit shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude any other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and
                                                             -----------
then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agent and the Lenders until the Obligations have been paid in full.

                                   ARTICLE IX
                               GENERAL PROVISIONS
                               ------------------

     9.1.  Survival of Representations.  All representations and warranties of
           ---------------------------
each Loan Party contained in this Agreement or of any Loan Party or any of its Subsidiaries contained in any other Loan Document shall survive delivery of the Notes and the making of the Loans and the issuance of the Facility Letters of Credit herein contemplated.

     9.2.  Governmental Regulation.  Anything contained in this Agreement to the
           -----------------------
contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

     9.3.  Taxes. Any stamp, documentary or similar taxes, assessments or
           -----
charges payable or ruled payable by any governmental authority in respect of the Loan Documents shall be paid by the Borrower, together with interest and penalties, if any.

     9.4.  Headings.  Section headings in the Loan Documents are for convenience
           --------
of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

     9.5.  Entire Agreement.  The Loan Documents embody the entire agreement and
           ----------------
understanding among the Loan Parties, the Agent and the Lenders and supersede all prior agreements and understandings among the Loan Parties, the Agent and the Lenders relating to the subject matter thereof other than the fee letter dated September 12, 1996 in favor of First Chicago.

     9.6.  Several Obligations; Benefits of this Agreement.  The respective
           -----------------------------------------------
obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and the Arranger and their respective successors and assigns.

     9.7.  Expenses; Indemnification.  Each Loan Party agrees to reimburse the
           -------------------------
Agent and the Arranger for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent or the Arranger, which attorneys may be employees of the Agent or the Arranger) paid or incurred by the Agent or the Arranger in connection with the preparation, negotiation, execution, delivery, review, amendment, modification, and administration of the Loan Documents. Each Loan Party also agrees to reimburse the Agent, the Arranger and each Lender for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent, the Arranger and such Lender, which attorneys may be employees of the Agent, the Arranger or such Lender) paid or incurred by the Agent, the Arranger or such Lender in connection with the collection and enforcement of the Loan Documents. Each Loan Party further agrees to indemnify the Agent, the Arranger and each Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent, the Arranger or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement or the other Loan Documents, the transactions contemplated hereby or thereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder or the use or intended use of any Facility Letter of Credit, except to the extent that they arise out of the gross negligence or willful misconduct of the party seeking indemnification. The obligations of each Loan Party under this Section are joint and several and shall survive the termination of this Agreement.

     9.8.  Numbers of Documents. All statements, notices, closing documents, and
           --------------------
requests hereunder shall be furnished to the Agent with sufficient counterparts so that the Agent may furnish one to each of the Lenders.

     9.9.  Accounting. Except as provided to the contrary herein, all accounting
           ----------
terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles.

     9.10. Severability of Provisions. Any provision in any Loan Document that
           --------------------------
is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

     9.11. Nonliability of Lenders. The relationship between the Borrower and
           -----------------------
the Lenders and the Agent shall be solely that of borrower and lender. The relationship between the Parent and the Lenders and the Agent shall be solely that of borrower's guarantor and lender. Neither the Agent nor any Lender shall have any fiduciary responsibilities to any Loan Party. Neither the Agent nor any Lender undertakes any responsibility to any Loan Party to review or inform any Loan Party of any matter in connection with any phase of any Loan Party's business or operations. Each Loan Party shall rely entirely upon its own judgment with respect to its business, and any review, inspection or supervision of, or information supplied to any Loan Party by the Agent or the Lenders is for the protection of the Agent and the Lenders and no Loan Party nor any other Person is entitled to rely thereon. Each Loan Party agrees that neither the Agent nor any Lender shall have any liability with respect to, and each Loan Party hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages suffered by any Loan Party in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby or the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith.

     9.12. CHOICE OF LAW.  THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A
           -------------
CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     9.13. CONSENT TO JURISDICTION. EACH LOAN PARTY HEREBY IRREVOCABLY SUBMITS
           -----------------------
TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND EACH LOAN PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY LOAN PARTY AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS; PROVIDED, THAT SUCH PROCEEDINGS MAY BE BROUGHT IN OTHER
                   --------
COURTS IF JURISDICTION MAY NOT BE OBTAINED IN A COURT IN CHICAGO, ILLINOIS.

     9.14. WAIVER OF JURY TRIAL.  EACH LOAN PARTY, THE AGENT AND EACH LENDER
           --------------------
HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

     9.15. Disclosure. Each Loan Party and each Lender hereby(a) acknowledge and
           ----------
agree that First Chicago and/or its Affiliates from time to time may hold other investments in, make other loans to or have other relationships with any Loan Party, including, without limitation, in connection with any interest rate hedging instruments or agreements or swap transactions, and (b) waive any liability of First Chicago or such Affiliate to any Loan Party or any Lender, respectively, arising out of or resulting from such investments, loans or relationships other than liabilities arising out of the gross negligence or willful misconduct of First Chicago or its Affiliates.

     9.16. Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Loan Parties, the Agent and the Lenders and each party has notified the Agent that it has taken such action.

     9.17. Certain Schedules.  Schedules 5.7, 5.8, 5.9, 5.10 and 5.16 do not
           -----------------
include disclosure with respect to Subsidiaries acquired on or after November 1, 1996. Failure to disclose matters relating to such Subsidiaries which would otherwise be required to be set forth in any such Schedule shall not be deemed a breach of the representations and warranties corresponding thereto except to the extent that any such undisclosed matter could reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE X
                                   THE AGENT
                                   ---------

     10.1. Appointment.  First Chicago is hereby appointed Agent hereunder and
           -----------
under each other Loan Document, and each of the Lenders authorizes the Agent to act as the agent of such Lender. The Agent agrees to act as such upon the express conditions contained in this Article X. The Agent shall not have a
                                     ---------
fiduciary relationship in respect of any Loan Party or any Lender by reason of this Agreement.

     10.2. Powers.  The Agent shall have and may exercise such powers under the
           ------
Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. Without limiting the foregoing, the Agent may from time to time enter into the documentation contemplated by Section 6.25. The Agent shall have no implied
                              ------------
duties to the Lenders, or any obligation to the Lenders to take any action thereunder, except any action specifically provided by the Loan Documents to be taken by the Agent.

     10.3. General Immunity.  Neither the Agent nor any of its directors,
           ----------------
officers, agents or employees shall be liable to any Loan Party or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct.

     10.4. No Responsibility for Loans, Recitals, etc. Neither the Agent nor any
           -------------------------------------------
of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any extension of credit hereunder, (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article IV, except
                                                           ----------
receipt of items required to be delivered to the Agent and not waived at closing, or (d) the validity, effectiveness, sufficiency, enforceability or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith. The Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by a Loan Party to the Agent at such time, but is voluntarily furnished by any Loan Party to the Agent (either in its capacity as Agent or in its individual capacity).

     10.5. Action on Instructions of Lenders.  The Agent shall in all cases be
           ---------------------------------
fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders (or, to the extent required by Section 8.2, all Lenders), and
                                                -----------
such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

     10.6. Employment of Agents and Counsel.  The Agent may execute any of its
           --------------------------------
duties as Agent hereunder and under any other Loan Document by or through employees, agents and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

     10.7. Reliance on Documents; Counsel.  The Agent shall be entitled to rely
           ------------------------------
upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect of legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.

     10.8. Agent's Reimbursement and Indemnification.  The Lenders agree to
           -----------------------------------------
reimburse and indemnify the Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (a) for any amounts not reimbursed by the Borrower for which the Agent is entitled to reimbursement by any Loan Party under the Loan Documents, (b) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents, and
(c) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents; provided, that no Lender shall be liable for any of the foregoing to the extent
--------
(i) previously reimbursed by Borrower or (ii) they arise from the gross negligence or willful misconduct of the Agent. The obligations of the Lenders under this Section 10.8 shall survive payment of the Obligations and termination
           ------------
of this Agreement.

     10.9.  Notice of Default. The Agent shall not be deemed to have knowledge
            -----------------
or notice of the occurrence of any Default or Unmatured Default hereunder unless the Agent has received written notice from a Lender or the Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders.

     10.10. Rights as a Lender.  In the event the Agent is a Lender, the Agent
            ------------------
shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" shall, at any time when the Agent is a Lender, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with any Loan Party or any of its Subsidiaries in which such Loan Party or such Subsidiary is not restricted hereby from engaging with any other Person. The Agent, in its individual capacity, is not obligated to remain a Lender.

     10.11. Lender Credit Decision.  Each Lender acknowledges that it has,
            ----------------------
independently and without reliance upon the Agent or any other Lender and based on the financial statements prepared by the Loan Parties and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

     10.12. Successor Agent.  The Agent may resign at any time by giving written
            ---------------
notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Agent or, if no successor Agent has been appointed, forty-five days after the retiring Agent gives notice of its intention to resign. Upon any such resignation, the Required Lenders shall have the right to appoint, on behalf of the Lenders, a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty days after the resigning Agent's giving notice of its intention to resign, then the resigning Agent may appoint, on behalf of the Borrower and the Lenders, a successor Agent. If the Agent has resigned and no successor Agent has been appointed, the Lenders may perform all the duties of the Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment.
Any such successor Agent shall be either a Lender or a commercial bank domiciled in the United States and having capital and retained earnings of at least $1,000,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent. Upon the effectiveness of the resignation of the Agent, the resigning Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation of an Agent, the provisions of this Article X shall continue in effect for its benefit in respect
                   ---------
of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Loan Documents.

     10.13. Documentation Agent; Co-Agent. There shall be no rights, obligations
            -----------------------------
(including, without limitation, fiduciary duties) or liabilities afforded to or imposed upon the Documentation Agent or the Co-Agent (as each such agent is named on the cover page hereto) by virtue of the status of either as such. Each Lender acknowledges that it has not relied, and will not rely, upon the Documentation Agent or the Co-Agent in deciding to enter into this Agreement or in taking or not taking action hereunder or under any other Loan Document.

                                   ARTICLE XI
                            SETOFF; RATABLE PAYMENTS
                            ------------------------

     11.1.  Setoff. In addition to, and without limitation of, any rights of the
            ------
Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default or Unmatured Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due.

     11.2.  Ratable Payments. If any Lender, whether by setoff or otherwise, has
            ----------------
payment made to it upon its Ratable Loans (other than payments received pursuant to Section 3.1, 3.2 or 3.4) in a greater proportion than its pro-rata share of
   -----------  ---    ---
such Loans, such Lender agrees, promptly upon demand, to purchase a portion of such Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion such Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their Loans. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made. If an amount to be setoff is to be applied to Indebtedness of the Borrower to a Lender, other than Indebtedness evidenced by any of the Notes held by such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by such Notes.

                                   ARTICLE XII
               BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS
               -------------------------------------------------

     12.1. Successors and Assigns. The terms and provisions of the Loan
           -----------------------
Documents shall be binding upon and inure to the benefit of the Loan Parties and the Lenders and their respective successors and assigns, except that (a) no Loan Party shall have the right to assign its rights or obligations under the Loan Documents, and (b) any assignment by any Lender must be made in compliance with
Section 12.3.  Notwithstanding clause (b) of this Section, any Lender may at any
------------                   ----------
time, without the consent of any Loan Party or the Agent, assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank; provided, however, that no such assignment to a Federal Reserve Bank shall
      --------  -------
release the transferor Lender from its obligations hereunder. The Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with Section 12.3 in the case of an assignment
                                   ------------
thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

     12.2. Participations.
           --------------

           12.2.1.  Permitted Participants; Effect.   Any Lender may, in the
                    ------------------------------
ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating
                                                   ------------
interests in any Loan owing to such Lender, any Note held by such Lender, any Lender's interest in any Facility Letter of Credit Obligation, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and each Loan Party and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

           12.2.2.  Voting Rights.  Each Lender shall retain the sole right to
                    -------------
approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver which effects any of the modifications referenced in clauses (a) through (g) of Section 8.2.
                           -----------

           12.2.3.  Benefit of Setoff. The Borrower agrees that each Participant
                    -----------------
shall be deemed to have the right of setoff provided in Section 11.1 in respect
                                                        ------------
of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents; provided, that each Lender shall
                                            --------
retain the right of setoff provided in Section 11.1 with respect to the amount
                                       ------------
of participating interests
sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1,
                                                                ------------
agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section
                                                                     -------
11.2 as if each Participant were a Lender.
----

     12.3. Assignments.
           -----------

           12.3.1.  Permitted Assignments. Any Lender may, in the ordinary
                    ---------------------
course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its
                                         ----------
rights and obligations under the Loan Documents; provided, however, that (a) in
                                                 --------  -------
the case of an assignment to an entity which is not a Lender or an Affiliate of a Lender, such assignment shall be in a minimum amount of $10,000,000 or, if less, the entire outstanding Commitment of such transferor Lender and (b) after giving effect to any assignment the Commitment of the transferor Lender and the Purchaser shall be either zero or in an amount at least equal to the lowest initial Commitment of any Lender as of the Closing Date. Such assignment shall be substantially in the form of Exhibit I hereto or in such other form as may be
                                ---------
agreed to by the parties thereto. The consent of the Agent and, so long as no Default is continuing, the Borrower shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof. Such consent shall not be unreasonably withheld.

           12.3.2.  Effect; Effective Date.  Upon (a) delivery to the Agent of a
                    ----------------------
notice of assignment, substantially in the form attached as Exhibit I to Exhibit
                                                                         -------
I hereto (a "Notice of Assignment"), together with any consents required by
-            --------------------
Section 12.3.1, and (b) payment of a $3,500 fee to the Agent for processing such
--------------
assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. On and after the effective date of such assignment, (a) such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and (b) the transferor Lender shall be released with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser without any further consent or action by the Loan Parties, the Lenders or the Agent. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3.2, (a) the transferor Lender, the
                                --------------
Agent and the Borrower shall make appropriate arrangements so that, as applicable, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser and (b) if the Borrower would not otherwise be aware of an assignment pursuant hereto, the Agent shall notify the Borrower thereof.

     12.4. Dissemination of Information.  Each Loan Party authorizes each Lender
           ----------------------------
to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any
                                                            ----------
prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of either Loan Party and its Subsidiaries.

     12.5. Tax Treatment. If any interest in any Loan Document is transferred to
           -------------
any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section
                                                                     -------
2.18.
----

                                 ARTICLE XIII
                                    NOTICES
                                    -------

     13.1. Giving Notice.  Except as otherwise permitted by Section 2.14 with
           -------------                                    ------------
respect to borrowing notices, all notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing, by facsimile, first class U.S. mail or overnight courier and addressed or delivered to such party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with first class postage prepaid, return receipt requested, shall be deemed given three (3) Business Days after deposit in the U.S. mail; any notice, if transmitted by facsimile, shall be deemed given when transmitted; and any notice given by overnight courier shall be deemed given when received by the addressee.

     13.2. Change of Address.  Any Loan Party, the Agent and any Lender may each
           -----------------
change the address for service of notice upon it by a notice in writing to the other parties hereto.

                            [signature pages follow]

     IN WITNESS WHEREOF, the Loan Parties, the Lenders and the Agent have executed this Agreement as of the date first above written.

                                CEX HOLDINGS, INC

                                By:          /S/ Sam R. Leno
                                Print Name:  Sam R. Leno
                                Title:       Vice President

                                        Address:  325 Interlocken Parkway
                                                  Broomfield, Colorado  80021
                                                  Attn:  Sam R. Leno
                                        Telecopy: (303) 438-4846
                                        Telephone: (303) 438-4731


                                CORPORATE EXPRESS, INC

                                By:          /S/ Sam R. Leno
                                Print Name:  Sam R. Leno
                                Title:       Executive Vice President

                                        Address:  325 Interlocken Parkway
                                                  Broomfield, Colorado  80021
                                                  Attn:  Sam R. Leno
                                        Telecopy: (303) 438-4846
                                        Telephone: (303) 438-4731



                           [signature pages continue]

Commitment     $75,000,000    THE FIRST NATIONAL BANK OF CHICAGO,
                              Individually and as Agent

                              By:    / Nathan L. Bloch /
                              Name:  Nathan L. Bloch
                              Title: First Vice President

                                     Address:  One First National Plaza
                                               Chicago, IL  60670
                                               Attn: Nathan L. Bloch
                                     Telecopy:  (312) 732-5161
                                     Telephone:  (312) 732-2243


               $40,000,000    BANK OF AMERICA ILLINOIS

                              By:    / Kevin C. Leader /
                              Name:  Kevin C. Leader
                              Title: Vice President

                                     Address:  Bank of America
                                               U.S. Div. - S.F. Credit Products
                                               #3838
                                               555 California Street, 41st Floor
                                               San Francisco, CA 94104
                                               Attn: Kevin C. Leader
                                     Telecopy: (415) 622-4585
                                     Telephone: (415) 622-8168

                              With a copy to:

                                     Address:  231 S. LaSalle Street
                                               Chicago, IL 60697
                                               Attn: Lily Reyes
                                     Telecopy: (312) 974-9626
                                     Telephone: (312) 828-3873


                           [signature pages continue]

               $35,000,000    THE BANK OF NOVA SCOTIA

                              By:     / Eric M. Knight /
                              Name:   Eric M. Knight
                              Title:  Relationship Manager

                                      Address:  580 California St.
                                                Suite 2100
                                                San Francisco, CA 94104
                                                Attn:  Eric M. Knight
                                      Telecopy: (415) 397-0791
                                      Telephone: (415) 616-4172


               $25,000,000    BANK OF MONTREAL

                              By:     / Beverly Blucher /
                              Name:   Beverly Blucher
                              Title:  Senior Vice President

                                      Address:  115 S. LaSalle Street
                                                12th Floor West
                                                Chicago, IL 60603
                                                Attn: Beverly Blucher
                                      Telecopy: (312) 750-4314
                                      Telephone: (312) 750-3700


               $25,000,000    THE BANK OF NEW YORK

                              By:     / Robert J. Louk /
                              Name:   Robert J. Louk
                              Title:  Vice President

                                      Address:  10990 Wilshire Blvd.
                                                Suite 1125
                                                Los Angeles, CA 90024
                                                Attn: Robert J. Louk
                                      Telecopy: (310) 996-8667
                                      Telephone: (310) 996-8663


                          [signature pages continue]

              $25,000,000     THE SANWA BANK, LIMITED

                              By:     / Steven Yamada /
                              Name:   Steven Yamada
                              Title:  Vice President

                                      Address:  601 S. Figueroa Street (W5-4)
                                                Los Angeles, CA 90017
                                                Attn: Steven Yamada
                                      Telecopy: (213) 623-4912
                                      Telephone: (213) 896-7547


              $25,000,000     WACHOVIA BANK OF GEORGIA, N.A.

                              By:     / William F. Hamlet /
                              Name:   William F. Hamlet
                              Title:  Senior Vice President

                                      Address:  191 Peachtree St., N.E.
                                                Atlanta, GA 30303
                                                Attn: William F. Hamlet
                                      Telecopy: (404) 332-6898
                                      Telephone: (404) 332-5570


              $15,000,000     CARIPLO-CASSA DI RISPARMIO DELLE
                              PROVINCIE LOMBARDE S.P.A.

                              By:     / Anthony F. Giobbi /
                              Name:   Anthony F. Giobbi
                              Title:  Vice President


                              By:     / Renato Bassi /
                              Name:   Renato Bassi
                              Title:  First Vice President

                                      Address:  10 E. 53rd Street, 36th Floor
                                                New York, NY 10022
                                                Attn:  Anthony F. Giobbi
                                      Telecopy: (212) 527-8777
                                      Telephone: (212) 527-8737

                          [signature pages continue]

              $15,000,000     CREDIT LYONNAIS NEW YORK BRANCH

                              By:     / Robert Ivosevich /
                              Name:   Robert Ivosevich
                              Title:  Senior Vice President

                                      Address:  Credit Lyonnais Dallas
                                                2200 Ross Avenue
                                                Suite 4400-West
                                                Dallas, Texas 75201
                                                Attn:  Samuel Hill,
                                                       Legal Department
                                      Telecopy: (214) 220-2303
                                      Telephone: (214) 220-2300


              $15,000,000     THE FIRST NATIONAL BANK OF MARYLAND

                              By:     / Carol A. Dalton /
                              Name:   Carol A. Dalton
                              Title:  Vice President

                                      Address:  Mail Code 101-745
                                                25 S. Charles Street
                                                18th Floor
                                                Baltimore, MD 21201
                                                Attn: Carol A. Dalton
                                      Telecopy: (410) 244-4239
                                      Telephone: (410) 244-4297


              $15,000,000     THE FUJI BANK, LIMITED
                              LOS ANGELES AGENCY

                              By:     / Nobuhiro Umemura /
                              Name:   Nobuhiro Umemura
                              Title:  Joint General Manager

                                      Address:  333 S. Hope St., #3900
                                                Los Angeles, CA 90071
                                                Attn: Hidetsugu Onishi
                                      Telecopy: (213) 253-4198
                                      Telephone: (213) 253-4143

                          [signature pages continue]

               $15,000,000    KEY BANK OF COLORADO

                              By:     / Mark Sunderland /
                              Name:   Mark Sunderland
                              Title:  Vice President

                                      Address:  3600 S. Yosemite, Suite 410
                                                Denver, Colorado  80237
                                                Attn:  Mark Sunderland
                                      Telecopy: (303) 741-3958
                                      Telephone: (303) 804-8376


               $15,000,000    THE LONG-TERM CREDIT BANK OF JAPAN,
                              LIMITED

                              By:     / T. Morgan Edwards II /
                              Name:   T. Morgan Edwards II
                              Title:  Deputy General Manager

                                      Address:  350 S. Grand Avenue
                                                Suite 3000
                                                Los Angeles, CA 90071
                                                Attn: T. Morgan Edwards II
                                      Telecopy: (213) 622-6908
                                      Telephone: (213) 689-6350


               $10,000,000    UNION PLANTERS NATIONAL BANK

                              By:     / Victoria E. Docauer /
                              Name:   Victoria E. Docauer
                              Title:  Vice President, Corporate Lending

                                      Address:  6200 Poplar Avenue, HQ4
                                                Memphis, TN 38119
                                                Attn: Victoria E. Docauer
                                      Telecopy: (901) 580-5451
                                      Telephone: (901) 580-5507

               -----------
Initial Aggregate
Commitment    $350,000,000
               ===========


                             [signature pages end]